                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 7
                                       TO
                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
        OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                  CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

              900 Cottage Grove Road, Bloomfield, Connecticut 06152
                                 (203) 726-6000
    (Address and Telephone Number of Depositor's Principal Executive Offices)

Michael A. James, Esquire                     Copy to:
Connecticut General Life Insurance Company    Walter E. Heindl, Esquire
Two Liberty Place                             Two Liberty Place
48th Floor                                    48th Floor
Philadelphia, PA 19192                        Philadelphia, PA 19192

(Name and Address of Agent for Service)
                                              Michael Berenson, Esquire
                                              1800 M Street, N.W.
                                              Washington, D.C.  20036-5869

            Approximate date of proposed public offering: Continuous

INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS
              (Title and Amount of Securities Being Registered)

An indefinite amount of the securities being offered by the Registration

Statement is being registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The initial registration fee of $500 has been paid with this declaration.

The registrant amends this Registration Statement of such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a) may determine.

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to paragraph (b) of Rule 485

/X/  on May 1, 2002, pursuant to paragraph (b) of Rule 485

/ /  60 days after filing pursuant to paragraph (a) of Rule 485

CONNECTICUT GENERAL LIFE
INSURANCE COMPANY

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A

Home Office Location:
900 Cottage Grove Road
Hartford, Connecticut 06152

[Cigna Group Insurance Logo]

Mailing Address:
CIGNA
Lehigh Valley Corporate Center
1455 Valley Center Parkway
Bethlehem, PA 18017
(800) 225-0646

  THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

     THE POLICY is a GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICY.

     The Policy is a GROUP POLICY. It is a contract between us, Connecticut General Life Insurance Company, and a GROUP POLICYHOLDER, which may be an EMPLOYER, a LABOR UNION, a TRUSTEE on behalf of an employer or labor union, or some other group permitted by law.

     Eligible persons who enroll and are accepted will receive a CERTIFICATE OF INSURANCE which describes their benefits under the Policy. Depending on the terms of a specific plan, Certificates of Insurance may also be available to the spouse of an employee or member.

     Your Certificate may terminate if at any time you are no longer eligible. The Policy may allow your Certificate to stay in force in some cases, or you may be allowed to convert to an individual life insurance Policy.

     We and the Group Policyholder reserve the right to change the terms of the Group Policy, or to terminate the Group Policy, subject to the requirements of state law.

     This Prospectus describes the features of the Group Policies that we offer to Group Policyholders. The terms of the specific Group Policy offered to your employer or union will be set forth in a DETAILED BROCHURE which will accompany or follow this Prospectus. These terms will also be included in your Certificate.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIME.

     THIS PROSPECTUS IS VALID AND COMPLETE ONLY WHEN IT IS ACCOMPANIED BY THE CURRENT PROSPECTUSES OF EACH OF THE VARIABLE FUNDS. PLEASE READ THIS WITH CARE. PLEASE KEEP THE PROSPECTUSES WITH YOUR IMPORTANT PAPERS FOR FUTURE REFERENCE.

     THIS PROSPECTUS IS NOT AN OFFER TO SELL, AND DOES NOT SOLICIT AN OFFER TO BUY, A CERTIFICATE UNDER THE POLICY IN ANY STATE WHERE THE POLICY CANNOT LEGALLY BE OFFERED, OR WITH RESPECT TO ANY PERSON TO WHOM THE POLICY CANNOT LEGALLY BE OFFERED.

                          PROSPECTUS DATED MAY 1, 2002

                                   HIGHLIGHTS

     The Policy pays a LIFE INSURANCE BENEFIT in the event of your death. Depending on the plan chosen by the Group Policyholder, the Policy may also provide the following benefits:

   --  Term life insurance benefits on your SPOUSE OR DEPENDENT CHILDREN.

   --  Additional benefits for ACCIDENTAL DEATH.

   -- Payment of part of the life insurance benefit while you are living, in case of TERMINAL ILLNESS.

   --  Other benefits permitted by law.

     See pages 14-18 for a description of the Policy's insurance benefits.

     The Policy is a UNIVERSAL LIFE INSURANCE POLICY. The Policy builds CASH VALUE. You may obtain loans from us, using this Cash Value as security. You may also withdraw all or part of the Cash Value. Any Cash Value which has not been loaned is added to your life insurance coverage amount, and is part of the death benefit paid to your beneficiary.

     See pages 18-19 for a description of the Policy's Cash Value and loan features.

     The Policy provides for FLEXIBLE PREMIUM PAYMENTS. Your monthly premium must, when you first apply, be at least enough to cover your monthly insurance and expense charges. You may increase your premiums, or make lump-sum premium payments, up to the limits permitted by the Internal Revenue Code for life insurance policies. If you have Cash Value, you may reduce premiums or stop them altogether, and monthly charges will be deducted from your Cash Value. If at any time your Cash Value is less than the amount needed to pay monthly charges, your Certificate will LAPSE (terminate) after a grace period.

     See pages 9-12 for a description of the Policy's premium provisions.

     The Policy is a VARIABLE LIFE INSURANCE POLICY. Your Cash Value may be invested:

   -- In a FIXED ACCOUNT which earns interest at a rate set by us from time to time, and whose principal and interest are guaranteed by us; and/or

   -- In one or more VARIABLE FUNDS whose value depends on the investment performance of specific mutual funds, and which is NOT GUARANTEED by us.

     When you apply, you will need to choose in which fund(s) you want to invest your Cash Value. You may, within limits, change these choices from time to time.

     We currently offer the following Variable Funds:

   --  TimesSquare VP Money Market Fund* (formerly CIGNA VP Money Market Fund)

   --  Fidelity VIP II Investment Grade Bond Portfolio

   --  Fidelity VIP II Asset Manager Portfolio

   --  TimesSquare VP S&P 500 Index Fund* (formerly CIGNA VP S&P 500 Index Fund)

   --  Fidelity VIP Equity-Income Portfolio

   --  American Century VP Capital Appreciation

   --  Fidelity VIP Overseas Portfolio

* Please note that the CIGNA Variable Products Group Funds names have changed. Effective May 1, 2002, the CIGNA VP Money Market Fund is now known as the TimesSquare VP Money Market Fund, and the CIGNA VP S&P 500 Index Fund is now known as the TimesSquare VP S&P 500 Index Fund.

     See pages 3-8 for a description of the Policy's available investment funds. See pages 18-19 for a description of how your Certificate's current Cash Value is determined.

     You must pay certain FEES AND CHARGES to keep your Certificate in force. These fees and charges are deducted from your Cash Value. These fees and charges include:

   -- A PREMIUM CHARGE on all premiums paid (as specified in the Policy). This charge is guaranteed not to exceed 5%.

   -- A monthly charge for LIFE INSURANCE COVERAGE which depends on your attained age and on your amount of life insurance coverage. The rates will depend on a Group Policyholder's characteristics. It will never be more than maximum rates based on 150% of the 1980 Commissioners Standard Ordinary male mortality tables.

   -- A monthly CERTIFICATE ADMINISTRATIVE EXPENSE charge. This charge will never be more than $5.00 per month (Certificates with no Cash Value, or with more than $10,000 of Cash Value net of loans) or $6.00 per month (Certificates with Cash Value less than $10,000).

   -- A daily MORTALITY AND EXPENSE RISK CHARGE against Cash Value invested in the Variable Funds. This charge is at a current annual rate of 0.45%. It is guaranteed never to be more than 0.90%.

   --  FUND MANAGEMENT FEES AND OPERATING EXPENSES of each Variable Fund.

   -- A TRANSACTION CHARGE of $25.00 for each partial or total surrender during the first 20 Policy Years.

   -- A TRANSACTION CHARGE of $25.00 for each transfer between Variable Funds in excess of 12 during each Policy Year.

     See pages 9-12 for a description of the Policy's fees and charges.

                                RIGHT TO EXAMINE

     When you receive your Certificate, you should read it with care. You may return your Certificate within 30 days after you receive it. The Certificate will be void as if it had never been issued. We will refund all premiums paid, without interest, minus any partial surrenders, and minus any loans and interest. Usually we will make this refund within 7 days of receiving your request. However, if premiums were paid by check, we may wait for the check to clear.

     Any premiums will be held in the Fixed Account until three days after the end of this 30-day period. At that time, premiums will be allocated to the Funds as you have directed. Until that time, interest will be credited from the later of the effective date or the date the premium was received at our customer payment address.

     This right may vary based on state law. This right shall not apply if your Certificate was issued to replace another Group Variable Universal Life Insurance Certificate we have issued through the Separate Account.

                              THE INVESTMENT FUNDS

 CHOOSING INVESTMENT FUNDS

     When you apply, you must choose to have your premiums allocated in any combination to one or more of the Variable Funds and/or the Fixed Account. These allocations must be in units of 5% and must total 100%.

     You may change this allocation at any time free of charge. This change will be applied to premiums received no later than one week after our Customer Service Center receives notice.

     We may require that all premiums be placed in the Fixed Account, if your Cash Value is less than $500, or if you have not chosen to make premium payments in excess of your monthly insurance and expense charge. We may also require that an amount of premium up to the current monthly insurance and expense charge be placed in the Fixed Account.
 TRANSFERS BETWEEN FUNDS

     You may transfer all or part of your Cash Value between funds, as follows:

   --  From any Variable Fund(s) to the Fixed Account.

   --  From one Variable Fund to another Variable Fund.

   --  From the Fixed Account to one or more Variable Funds.

     Transfers FROM THE FIXED ACCOUNT to the Variable Funds are subject to these limits:

   -- Transfers may only be made during the 30-day period after a Policy Anniversary (this date will be shown in your brochure, and in your Certificate).

   -- Total value of transfers made during this 30-day period each year cannot exceed 25% of your Cash Value in the Fixed Account as of the Policy Anniversary.

   -- We may place further limits on transfers from the Fixed Account at any time.

     Transfers FROM ANY VARIABLE FUND to the Fixed Account, or between Variable Funds, may be made at any time. Transfers may be subject to limits as to dollar amounts, and any limits imposed by the Variable Funds.

     You may make up to 12 transfers during a Policy Year (the 12 month period beginning on a Policy Anniversary). We charge a fee of $25.00 for each transfer in excess of 12. We have the right to waive this fee in some cases.

     To make a transfer, you must send a written request to our Customer Service Center (whose address will be shown in your Certificate). Your transfer will be effective as of the VALUATION DAY on which our Customer Service Center receives your request in good order.

     Before you make a transfer, you should carefully consider:

   --  Current market conditions.

   --  Each Fund's investment policies.

   --  Related risks.

     Please see the brief description of each Variable Fund below, and read the Prospectus of each Fund.
 TELEPHONE TRANSFERS

     You may make transfers by telephone, if you have given our Customer Service Center written approval to accept telephone transfers.

     To make a telephone transfer, you must call the Customer Service Center and provide the following information:

   --  Your Certificate Number;

   --  Your Social Security Number; and

   -- Your Personal Identification Number (which will be provided when you authorize telephone transfers).

     We will send you a written confirmation within 5 business days. We are not liable for any losses that result from unauthorized or fraudulent telephone transactions. We may be liable for these losses if we do not follow these procedures, which we believe are reasonable.
 THE FIXED ACCOUNT

     The Fixed Account is not part of the Separate Account. We guarantee the principal amount and any interest earned under the Fixed Account. We will credit interest at a rate we specify from time to time. This rate will never be less than 4%.

                               THE VARIABLE FUNDS

     All Cash Value not placed in the Fixed Account must be invested in one or more of the Variable Funds, which are described below. Each of the Variable Funds buys shares of a portfolio of a trust or a corporation which is registered as an open-end, diversified management investment company under the Investment Company Act of 1940.

     These funds are not the same as, and may not produce the same investment results as, publicly available mutual funds with similar names. PLEASE READ THE PROSPECTUS OF EACH VARIABLE FUND BEFORE INVESTING CASH VALUE IN THE FUND.
 TIMESSQUARE VP MONEY MARKET FUND

     The goal of this Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. It invests in high quality, short term money market securities of different types. It stresses income, preservation of capital, and liquidity. It does not seek the higher yields or capital appreciation that more aggressive investments may provide. The Fund's yield varies from day to day, and generally reflects current short-term interest rates and other market conditions.
 FIDELITY VIP II INVESTMENT GRADE BOND PORTFOLIO

     This Fund seeks as high a level of current income as is consistent with the preservation of capital. Its principal investment strategies include:

   --  Investing in U.S. dollar-denominated investment-grade bonds.

   -- Managing the fund to have similar overall interest rate risk to the Lehman Brothers Aggregate Bond Index.

   --  Allocating assets across different market sectors and maturities.

   -- Analyzing a security's structural features, current pricing and trading opportunities, and the credit quality of its issuer in selecting investments.

     This Fund is subject to the following principal investment risks:

   -- Interest rate changes. Interest rate increases can cause the price of a debt security to decrease.

   -- Foreign exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market or economic developments in those countries.

   -- Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

   -- Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

     When you sell your investment of the Fund, they could be worth more or less than what you paid for them.
 FIDELITY VIP II ASSET MANAGER PORTFOLIO

     This Fund seeks high total return with reduced risk over the long term. It allocates its assets among stocks, bonds, and short-term instruments. Its principal investment strategies include:

   -- Allocating the Fund's assets among stocks, bonds, and short-term and money market instruments.

   -- Maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments.

   -- Adjusting allocation among asset classes gradually within the following ranges: stock class (30%-70%), bond class (20%-60%), and short term/money market class (0%-50%).

   --  Investing in domestic and foreign issuers.

   -- Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value in selecting investments.

     This Fund is subject to the following principal investment risks:

   -- Stock market volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

   -- Interest rate changes. Interest rate increases can cause the price of a debt security to decrease.

   -- Foreign exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

   -- Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

   -- Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

     When you sell your investments in the Fund, they could be worth more or less than what you paid for them.
 TIMESSQUARE VP S&P 500 INDEX FUND

     This Fund seeks to match the total return of the S&P 500, reduced by fund expenses.

     The S&P is made up of 500 common stocks, most of which trade on the New York Stock Exchange. The Fund's composition may not always be identical to that of the S&P 500. Because it seeks to track, rather than exceed, the performance of the S&P 500, it is not managed in the same manner as other mutual funds. It should not be expected to achieve the potentially greater results that could be obtained by a fund that aggressively seeks growth.

     "S&P 500" is a trademark of Standard & Poor's Corporation which has been licensed for our use. This Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, which makes no representation as to the advisability of investing in this Fund.
 FIDELITY VIP EQUITY-INCOME PORTFOLIO

     This Fund seeks a reasonable income. This Fund will also consider the potential for capital appreciation. The Fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500. Its principal investment strategies include:

   -- Investing at least 65% of total assets in income-producing equity securities, which tends to lead to investments in large cap "value" stocks.

   -- Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities.

   --  Investing in domestic and foreign issuers.

   -- Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

     This Fund is subject to the following principal investment risks:

   -- Stock market volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

   -- Interest rate changes. Interest rate increases can cause the price of a debt security to decrease.

   -- Foreign exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

   -- Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

     When you sell your investment of the Fund, they could be worth more or less than what you paid for them.
 AMERICAN CENTURY VP CAPITAL APPRECIATION

     This Fund's goal is capital growth. It will seek this by investing mainly in common stocks that are considered by the Fund managers to have better-than-average chances of appreciation. It may buy securities of U.S. and Foreign companies as well as other types of securities, such as domestic and foreign preferred stocks, convertible debt securities, notes, bonds and other debt securities.
 FIDELITY VIP OVERSEAS PORTFOLIO

     This Fund seeks long-term growth of capital. Its principal investment strategies include:

   --  Investing at least 65% of total assets in foreign securities.

   --  Investing primarily in common stocks.

   -- Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

   -- Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

     This Fund is subject to the following principal investment risks:

   -- Stock market volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

   -- Foreign exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

   -- Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

     When you sell your investments in the Fund, they could be worth more or less than what you paid for them.

--------------------------------------------------------------------------------

                                FUND PERFORMANCE

     This table shows actual effective annual rates of return for each of the Variable Funds for periods ending December 31, 2001. Please note that past rates of return does not necessarily show future performance.

     This table takes into account each Variable Fund's management fee and operating expenses. This table does not take into account mortality and expense charges, monthly insurance charges, or monthly certificate expense charges (see pages 9-12). These charges, if taken into account, would lower each Variable Fund's performance. These charges are taken into account by the illustrations shown on pages 26-28.

                                                        INCEPTION      SINCE
TOTAL EFFECTIVE ANNUAL RATE OF RETURN                     DATE       INCEPTION    10 YEARS    5 YEARS    1 YEAR
-------------------------------------                   ---------    ---------    --------    -------    ------
TimesSquare VP Money Market Fund......................  03/01/96        4.99%        n/a        4.98%      3.73%
Fidelity VIP II Investment Grade Bond Portfolio.......  12/05/88        7.82%       6.93%       7.22%      8.46%
Fidelity VIP II Asset Manager Portfolio...............  09/06/89        9.88%       9.25%       7.28%     (4.15%)
TimesSquare VP S&P 500 Index Fund.....................  04/18/68       10.38%      11.48%      10.51%    (12.18%)
Fidelity VIP Equity-Income Portfolio..................  10/09/86       12.08%      13.61%       9.40%     (4.96%)
American Century VP Capital Appreciation..............  11/20/87        8.38%       5.12%       4.08%    (28.07%)
Fidelity VIP Overseas Portfolio.......................  01/28/87        6.13%       5.89%       2.73%    (21.21%)

--------------------------------------------------------------------------------

 INVESTMENT RISK

     We do not guarantee that the investment objective of any of the Funds will be met. You bear the complete investment risk for your Cash Value invested in any Variable Fund. Each of the Variable Funds involves investment risk, which varies greatly among the Variable Funds. You should read each Fund's prospectus with care, and understand each Variable Fund's risk, before making or changing your investment choices.

     The shares of each Variable Fund are issued only in connection with qualified pension and profit sharing plans, variable life insurance policies, and variable annuity contracts. We do not believe there is any harm to Certificate owners that the shares are also held in connection with annuities and qualified plans. However, if a significant and irreconcilable conflict were to occur, a separate account might withdraw its entire investment in a Variable Fund. This might force the Variable Fund to sell its portfolio securities at unfavorable prices.
 FUND EXPENSES

     Each Fund charges a management fee, which is a percentage of that Fund's assets under management. As of the date of this Prospectus, the annual fees are:

                                                 TOTAL
                           MGMT.     OTHER      ANNUAL
                           FEES     EXPENSES    EXPENSE
                           -----    --------    -------
TimesSquare VP Money
  Market Fund............   .35%      .13%        .48%
Fidelity VIP II
  Investment Grade Bond
  Portfolio..............   .43%      .11%        .54%
Fidelity VIP II Asset
  Manager Portfolio......   .53%      .11%        .64%
TimesSquare VP S&P 500
  Index Fund.............   .25%      .10%        .35%
Fidelity VIP
  Equity-Income
  Portfolio..............   .48%      .10%        .58%
American Century VP
  Capital Appreciation...  1.00%      .00%       1.00%
Fidelity VIP Overseas
  Portfolio..............   .73%      .19%        .92%

     A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Please see the accompanying prospectus for details.

     The Investment Advisor for TimesSquare VP Money Market Fund and TimesSquare VP S&P 500 Index Fund, TimesSquare Capital Management, Inc. ("TimesSquare") has contractually agreed, until April 30, 2003, to waive management fees and reimburse the Funds if and to the extent total annual Fund operating expenses (including the advisory fee but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities and extraordinary expenses) exceed 0.25% for the S&P 500 Index Fund and 0.50% for the Money Market Fund of average daily net assets. TimesSquare may agree to waive management fees and reimburse expenses after April 30, 2003. Reimbursement arrangements can decrease a fund's expenses and boost its performance. TimesSquare retains the ability to be repaid by a Fund if a Fund's expenses fall below the specified limit prior to the end of the fiscal year or within three years after TimesSquare waives management fees of reimburses Fund operating expenses.

     For additional information, see each Fund's prospectus.
 NEW FUNDS

     We may, from time to time, make available additional Variable Funds for the Policies. We may set limits on investments in these Variable Funds.
 SUBSTITUTION OR ELIMINATION OF FUNDS

     We may eliminate any Variable Fund, or substitute another Variable Fund, if a Fund is no longer available for investment by the Separate Account, or if we believe further investment in that Variable Fund would not be appropriate. The SEC and state insurance departments must approve the change, and may impose requirements, including notice.
 FUND PARTICIPATION AGREEMENTS

     We have entered into agreements with the Variable Funds to make the Variable Funds available under the Policies. We provide services in connection with the shares of each Variable Fund held by the Separate Account. In some cases, we may be paid for these services.
 INVESTMENT ADVISORS

     The Investment Companies and their investment advisers are:

     FIDELITY VIP EQUITY-INCOME PORTFOLIO and FIDELITY VIP OVERSEAS PORTFOLIO are portfolios of the Variable Insurance Products Fund; and FIDELITY VIP II ASSET MANAGER PORTFOLIO and FIDELITY VIP II INVESTMENT GRADE BOND PORTFOLIO are portfolios of the Variable Insurance Products Fund II.

     Fidelity Management & Research Company is the investment adviser to these Funds.

     AMERICAN CENTURY VP CAPITAL APPRECIATION is a portfolio of American Century Variable Portfolios, Inc.

     American Century Investment Management, Inc. is the investment adviser to this Fund.

     TIMESSQUARE VP S&P 500 INDEX FUND and TIMESSQUARE VP MONEY MARKET FUND are portfolios of CIGNA Variable Products Group.

     TimeSquare Capital Management, Inc. is the investment adviser for these Funds.

                           ELIGIBILITY AND ENROLLMENT

 WHO IS ELIGIBLE

     The Policy is a Group Policy, which may be issued to an employer, a labor union, a trustee or some other group eligible under state law. Certificates under the Group Policy can be bought by employees or members who are in eligible classes set forth in the Group Policy.

     Certificates may also be available to RETIRED EMPLOYEES, and SPOUSES of employees or members. Details on who is eligible will be shown in your brochure. The amounts of coverage that are available will be shown in the brochure.

     We will not issue any Certificate to any person if we believe the Policy is not a suitable investment for that person.
 PARTICIPATION REQUIREMENTS

     We will not issue any Certificate unless a minimum number or percentage of eligible persons in the Group apply for insurance. These minimums will be set before Certificates are offered to employees or members.

                                PREMIUM PAYMENTS

     When you apply for a Certificate, you must choose:

   --  How much premiums to pay;

   --  How premiums are to be paid; and

   -- How your premiums will be allocated to the Variable Funds and/or the Fixed Account.

     Your monthly premium must, when you first apply, be at least enough to cover your monthly insurance and expense charges. The first premium is due on your Certificate's effective date.

     You may increase your premiums, or make lump-sum premium payments, up to the limits permitted by the Internal Revenue Code for life insurance policies. We will notify you if any premium payment would cause your Certificate to become a Modified Endowment Contract, as defined in Section 7702A of the Internal Revenue Code. Unless you agree in writing to permit your Certificate to become a Modified Endowment Contract, we reserve the right to refund any excess premium payment to preserve the status of your Certificate. See Tax Matters, page 21, for more information.

     If you have Cash Value, you may reduce premiums or stop them altogether, and monthly charges will be deducted from your Cash Value. If at any time your Cash Value is less than the amount needed to pay monthly charges, your Certificate will LAPSE (terminate) after a grace period.

     For employees, premiums are usually paid by payroll deduction. In other cases, including employees no longer actively at work, direct billing of premiums is available.

     You may also make lump-sum premium payments, which must be at least $25. Unless we agree, if there is a loan outstanding, any lump-sum premium will first be used to repay the loan.

     All premiums paid directly are deemed to be received when we actually receive the payment at our customer payment address.

     Premiums paid by payroll deduction are deemed to be received when we confirm we have received a wire transfer to our Group Variable Universal Life premium account. We must, at least two business days before the wire transfer, receive the data we require to allocate premiums to individual Certificates. Please note that payroll deduction may involve delays because of reconciliation by the employer and coordination of payroll cycles with monthly premium due dates.

     Section 7702 of the Internal Revenue Code limits the amount of premiums which can be paid under flexible premium life insurance policies (see TAX MATTERS, page 21, for more information). We may refuse to accept any premium if it would cause the Policy not to qualify as a life insurance policy under
Section 7702. If a premium payment would cause your Certificate not to qualify as a life insurance policy, we may ask you to increase your coverage. We will ask you to provide proof of good health, at your expense, to qualify for this increase. If you do not apply to increase your coverage, or we do not approve your request, we will return any excess premiums without interest.

                                FEES AND CHARGES

 PREMIUM CHARGE

     All premium payments are subject to a charge which covers state insurance premium taxes, and federal income taxes under Section 848 of the Internal Revenue Code (dealing with deferred acquisition costs). This charge will be stated in the Group Policy but will not be more than 5.00%.

     We may choose to waive part of this charge equal to the state premium tax for any cash value received under a life insurance policy or certificate underwritten by us or one of our affiliates, which is assigned to us as part of an exchange of life insurance policies subject to Section 1035 of the Internal Revenue Code.

     State premium taxes vary from state to state and range from 0.00% to 3.00%. A portion of the premium charge reflects an average of state premium taxes.
 MONTHLY INSURANCE CHARGES

     We will make a monthly deduction from your Cash Value for the cost of life insurance and any other benefits provided under the Group Policy. The cost of life insurance will depend on your age on your last birthday as of the last Policy Anniversary. The cost may also depend on whether you are a smoker. This cost may also include amounts to reimburse us for administrative expenses, agent commissions, and profit, but will never exceed the maximum rates shown in the tables below.

     The monthly rates at the time you apply for insurance will be shown in the brochure. These rates may depend on the following risk factors:

   --  The Group Policyholder's industry.

   --  The number of eligible persons.

   --  The age, sex and occupation of the eligible persons.

   -- The prior claims experience of group life insurance plans sponsored by the Group Policyholder.

   --  Expenses of the Group Policy, including commissions to agents or brokers.

   --  Our prior claims experience under the Group Policies.

   --  Other factors which we believe affect our risk under the Group Policy.

     We may change these rates from time to time. However, the monthly cost of life insurance (not including other benefits) will never exceed the maximum rates shown below. These guaranteed maximum rates are based on 150% of the 1980 Commissioners Standard Ordinary Male Mortality Tables, Age Last Birthday.

  1. If the Group Policy provides for the SAME RATES FOR SMOKERS AND NONSMOKERS, the rates will not exceed these rates (based on attained age, per $10,000 per month):

AGE                      RATE
---                      ----
16...................      1.99
17...................      2.15
18...................      2.27
19...................      2.35
20...................      2.37
21...................      2.37
22...................      2.35
23...................      2.30
24...................      2.25
25...................      2.19
26...................      2.15
27...................      2.14
28...................      2.12
29...................      2.15

AGE                      RATE
---                      ----
30...................      2.19
31...................      2.25
32...................      2.34
33...................      2.44
34...................      2.56
35...................      2.71
36...................      2.90
37...................      3.11
38...................      3.35
39...................      3.63
40...................      3.94
41...................      4.28
42...................      4.64
43...................      5.04

AGE                      RATE
---                      ----
44...................      5.47
45...................      5.92
46...................      6.41
47...................      6.93
48...................      7.48
49...................      8.10
50...................      8.78
51...................      9.57
52...................     10.45
53...................     11.46
54...................     12.58
55...................     13.78
56...................     15.06
57...................     16.42

AGE                      RATE
---                      ----
58...................     17.86
59...................     19.44
60...................     21.20
61...................     23.20
62...................     25.45
63...................     27.98
64...................     30.79
65...................     33.82
66...................     37.08
67...................     40.53
68...................     44.27
69...................     48.41
70...................     53.10
71...................     58.48

AGE                      RATE
---                      ----
72...................     64.67
73...................     71.72
74...................     79.51
75...................     87.89
76...................     96.76
77...................    106.02
78...................    115.76
79...................    126.29
80...................    138.01
81...................    151.28
82...................    166.45
83...................    183.54
84...................    202.21
85...................    222.14

AGE                      RATE
---                      ----
86...................    243.05
87...................    264.86
88...................    287.59
89...................    311.42
90...................    336.81
91...................    364.47
92...................    395.85
93...................    434.54
94...................    488.72
95...................    575.26
96...................    732.95
97...................   1061.50
98...................   1508.68
99...................   1508.68

  2. If the Group Policy provides for different rates for smokers and nonsmokers, the rates for NONSMOKERS will not exceed these rates (based on attained age, per $10,000 per month):

         AGE             RATE
         ---             ----
16...................      1.80
17...................      1.92
18...................      2.01
19...................      2.07
20...................      2.10
21...................      2.09
22...................      2.06
23...................      2.01
24...................      1.96
25...................      1.90
26...................      1.85
27...................      1.82
28...................      1.80
29...................      1.80

         AGE             RATE
         ---             ----
30...................      1.80
31...................      1.84
32...................      1.87
33...................      1.94
34...................      2.01
35...................      2.10
36...................      2.21
37...................      2.35
38...................      2.50
39...................      2.67
40...................      2.86
41...................      3.09
42...................      3.31
43...................      3.58

         AGE             RATE
         ---             ----
44...................      3.85
45...................      4.15
46...................      4.49
47...................      4.87
48...................      5.26
49...................      5.68
50...................      6.15
51...................      6.70
52...................      7.33
53...................      8.08
54...................      8.93
55...................      9.90
56...................     10.98
57...................     12.16

         AGE             RATE
         ---             ----
58...................     13.47
59...................     14.89
60...................     16.47
61...................     18.22
62...................     20.21
63...................     22.45
64...................     24.99
65...................     27.79
66...................     30.84
67...................     34.12
68...................     37.65
69...................     41.46
70...................     45.73
71...................     50.63

         AGE             RATE
         ---             ----
72...................     56.30
73...................     62.85
74...................     70.23
75...................     78.33
76...................     86.88
77...................     95.91
78...................    105.34
79...................    115.44
80...................    126.61
81...................    139.18
82...................    153.57
83...................    170.06
84...................    188.34
85...................    208.14

         AGE             RATE
         ---             ----
86...................    229.11
87...................    251.08
88...................    274.01
89...................    297.98
90...................    323.32
91...................    350.22
92...................    380.00
93...................    414.73
94...................    460.55
95...................    529.23
96...................    647.36
97...................    885.25
98...................   1473.40
99...................   1508.68

  3. If the Group Policy provides for different rates for smokers and nonsmokers, the rates for SMOKERS will not exceed these rates (based on attained age, per $10,000 per month):

         AGE             RATE
         ---             ----
16...................      2.35
17...................      2.56
18...................      2.71
19...................      2.81
20...................      2.89
21...................      2.91
22...................      2.89
23...................      2.82
24...................      2.76
25...................      2.67
26...................      2.60
27...................      2.56
28...................      2.55
29...................      2.57

         AGE             RATE
         ---             ----
30...................      2.62
31...................      2.70
32...................      2.80
33...................      2.94
34...................      3.09
35...................      3.29
36...................      3.51
37...................      3.81
38...................      4.13
39...................      4.50
40...................      4.94
41...................      5.43
42...................      5.95
43...................      6.54

         AGE             RATE
         ---             ----
44...................      7.16
45...................      7.86
46...................      8.56
47...................      9.33
48...................     10.14
49...................     11.03
50...................     12.02
51...................     13.12
52...................     14.36
53...................     15.77
54...................     17.30
55...................     18.92
56...................     20.63
57...................     22.39

         AGE             RATE
         ---             ----
58...................     24.16
59...................     26.07
60...................     28.21
61...................     30.63
62...................     33.33
63...................     36.49
64...................     39.95
65...................     43.71
66...................     47.62
67...................     51.69
68...................     55.89
69...................     60.60
70...................     65.82
71...................     71.70

         AGE             RATE
         ---             ----
72...................     78.42
73...................     86.07
74...................     94.51
75...................    103.50
76...................    113.44
77...................    123.66
78...................    134.04
79...................    144.93
80...................    156.75
81...................    169.90
82...................    184.77
83...................    201.61
84...................    219.94
85...................    239.24

         AGE             RATE
         ---             ----
86...................    259.07
87...................    279.08
88...................    299.20
89...................    319.44
90...................    340.09
91...................    364.81
92...................    392.00
93...................    423.51
94...................    465.41
95...................    529.23
96...................    647.36
97...................    885.25
98...................   1473.40
99...................   1508.68

     Monthly charges for insurance are due on the first day of each month. Charges will be deducted on or after the due date. This date may vary from month to month. Unless we have required that an amount of premium equal to these charges be placed in the Fixed Account, we will deduct these charges from each Fund and the Fixed Account in proportion to the balance of each Fund and the Fixed Account.
 MONTHLY CERTIFICATE EXPENSE CHARGES

     We will make a monthly deduction from your Cash Value for a Certificate administrative charge. This charge covers the cost of premium billing and collection, Certificate value calculation, transaction processing, periodic reports and other expenses.

     This charge will vary depending on the Group Policyholder, including the number of eligible persons and the expected costs of administering the Certificates under the Group Policy.

     We may change the monthly administrative charge. However, this charge will not exceed:

   -- $6.00 per month, for Certificates having Cash Value (net of loans) of more than zero but not more than $10,000.

   -- $5.00 per month, for Certificates having no Cash Value, or having Cash Value (net of loans) of more than $10,000.

     Monthly administrative charges are due on the first day of each month. Charges will be deducted on or after the due date. This date may vary from month to month. Unless we have required that an amount of premium equal to these charges be placed in the Fixed Account, we will deduct these charges from each Fund and the Fixed Account in proportion to the balance of each Fund and the Fixed Account.
 DAILY CHARGES ON FUND BALANCES

     We make a daily charge on Fund balances to cover mortality and expense risks. This charge is currently 0.45% per year. We may change this charge from time to time, but it will never be more than 0.90% per year.

     This charge pays us for the risks that:

   -- The group insured will, on average, live for shorter periods of time than we estimated.

   -- The cost of issuing and administering Certificates may be more than we estimated.

     We assume the risk that the actual costs and assumed risks will be more or less than this charge.

     Each Fund makes a daily charge for management fees. These charges will affect the investment results for the Fund. These charges are shown above under FUND EXPENSES.
 TRANSACTION FEES

     A fee of $25.00 is charged for the following transactions:

   --  A full surrender of your Certificate.

   --  A partial surrender of your Certificate.

   -- Each transfer of Cash Value between Funds, in excess of 12 transfers per Policy Year.

     We may waive this fee in some cases. This will depend on the nature of the Group, including the number of insured persons and the expected costs of administering the Group Policy.

                   TERMINATION, REINSTATEMENT AND CONVERSION

 TERMINATION OF THE GROUP POLICY

     Either we or the Group Policyholder may terminate the Group Policy at any time on 60 days' written notice to the other. We may agree with the Group Policyholder that the Group Policy may not be terminated for a minimum period of time.

     We may agree with the Group Policyholder to change the terms of the Group Policy. We may also change insurance and expense charges at any time. This will be subject to the limits shown in this Prospectus.

     If the Group Policy is terminated, your coverage will end, except where the Group Policy provides for PORTABILITY (described below).
 TERMINATION OF EMPLOYMENT OR MEMBERSHIP

     Coverage under the Group Policy is only available to employees or members who are in an eligible class described in the Group Policy. If you are no longer in an eligible class, your coverage will end, except where the Group Policy provides for PORTABILITY (described below).
 PORTABILITY

     If you have more than $250.00 of Cash Value (net of any loans), you may choose to keep your Certificate in force if the Group Policy is terminated, or if you are no longer in an eligible class.

     The Group Policy may also provide that Certificates may be kept in force if you are no longer eligible for these reasons:

   --  Retirement.

   --  Leave of absence.

   --  Termination of employment.

     If the Group Policy permits issuing Certificates to spouses of employees or members, the Group Policy may also provide that Certificates may be kept in force if your spouse is no longer eligible for these reasons:

   --  Termination of your employment.

   --  Your death.

   --  Divorce.

     The Group Policy may also provide that Certificates may be kept in force if the Group Policy is terminated. This will not apply to persons who are eligible to be insured under a replacement group policy.

     MONTHLY INSURANCE AND ADMINISTRATIVE CHARGES MAY BE HIGHER for persons who choose to keep their Certificates in force under these provisions. These charges will not, however, be higher than the guaranteed maximum charges shown in this Prospectus.
 CONVERSION PRIVILEGE

     If your Certificate terminates for any reason other than lapse or surrender, and if you are not eligible to keep your Certificate in force under the above PORTABILITY provisions, then you may obtain an individual life insurance policy.

     This converted life insurance policy will:

   -- Be on a form of life insurance we are then offering to persons of your age, in the amount for which you are applying.

   --  Not be term life insurance.

   --  Not include disability waiver of premium or other extra benefits.

     The amount of converted life insurance will not exceed the lesser of:

   -- Your life insurance coverage amount under the Group Policy, minus any group life insurance for which you become eligible within 31 days of termination.

   -- $10,000, if you convert because the Group Policy is terminated, or amended so that you are no longer eligible.

     If your coverage ends because the Group Policy is terminated, or amended so that you are no longer eligible, you may not convert unless you have been insured under the Group Policy for at least three years.

     To convert, you must apply to our Customer Service Center within 31 days of termination, and pay the required premium. You do not need to provide proof of good health.
 FULL SURRENDERS

     You may surrender your Certificate at any time by returning the Certificate, with a written and signed request for a full surrender, to our Customer Service Center. We will pay your Cash Value, as of the Valuation Day on which the surrender is received in good order, minus:

   --  A surrender charge of $25.00, during the first 20 Policy Years.

   --  Any outstanding policy loan balance.

     You may also make a partial surrender (see PARTIAL SURRENDERS on page 19 for details).
 LAPSE

     If there is not enough Cash Value to cover a monthly insurance or administrative charge, your Certificate will terminate (lapse), unless you make a payment within the grace period provided in the Group Policy. We will notify you at least 61 days before the end of the grace period.

     If you allocate your premium payments to one or more of the Variable Funds, it is possible that your cash value at the time we deduct monthly charges will not be enough to cover monthly insurance and expense charges if shares in the Variable Funds decline in value after your premium is received. Unless you have sufficient Cash Value, you may be required to pay additional premium to keep your insurance in force.
 REINSTATEMENT

     If your Certificate lapses, you may apply to have it reinstated at any time up to three years after the date of lapse. We may require you to provide proof of good health at your expense. We may also require you to pay insurance and expense charges for two months prior to the date of reinstatement. Also, if you had a Certificate loan in force on the date of lapse, you must pay loan interest from the date of lapse.

     Reinstatement will be effective when we approve your application and any proof of good health and receive the required payment. This effective date will apply for purposes of the suicide and incontestability provisions of the Group Policy.

     If your coverage lapses while you are on a leave of absence covered by the Family and Medical Leave Act, or Uniformed Services Employment and Re-employment Rights Act, you may reinstate your Certificate within 31 days of your return to work, without providing proof of good health.

                            LIFE INSURANCE BENEFITS

     When you apply, you must choose an amount of life insurance coverage as follows. The choices will depend on the terms of the Group Policy, as agreed to by the Group Policyholder, and are subject to the following:

   --  The coverage amount will be a multiple of your annual compensation.

   --  The coverage amount will not be less than $10,000.

   -- The coverage amount will not be more than the lesser of 10 times your annual compensation, or a fixed amount.

   --  Amounts and choices may be limited by state law.
 GUARANTEED ISSUE AMOUNTS

     If you apply for insurance during the open enrollment period, we and the Group Policyholder may allow you (and your family members, if eligible) to buy a certain amount of life insurance coverage (the GUARANTEED ISSUE AMOUNT) without answering health questions or providing proof of good health.

     The open enrollment period will be agreed to by us and the Group Policyholder and will be at least 31 days.
 PROOF OF GOOD HEALTH

     You will be required to provide proof of good health:

   --  If you apply for more life insurance than the Guaranteed Issue Amount.

   --  If you apply for an increase in your life insurance coverage amount.

   -- If you apply for insurance after the end of the open enrollment period. EFFECTIVE DATE OF COVERAGE

     If you apply during the open enrollment period, the coverage you apply for (up to the Guaranteed Issue Amount) will begin on the later of:

   --  The date you become eligible; and

   --  The date your application is received at our Customer Service Center.

     Coverage will not begin until we approve your application and proof of good health, in these cases:

   --  Any amount of coverage that exceeds the Guaranteed Issue Amount.

   --  Any request to increase your amount of coverage.

   -- Any application not received within 31 days after you first become eligible.

     If you are not actively at work on the date your coverage would otherwise begin, your coverage will not begin until the date you return to work.

     If your spouse is disabled, or if your spouse or child is confined in a hospital or confined at home under medical care, that person's coverage will not begin until that person is no longer disabled or the confinement ends.

     If coverage is delayed more than 90 days due to these conditions, you will need to make a new application and provide proof of good health.
 CHANGING THE COVERAGE AMOUNT

     You may change your life insurance coverage amount by making a request in writing to our Customer Service Center.

     You must provide proof of good health to increase life insurance coverage, except in these cases:

   -- Increases under the Automatic Increase Option, if provided for in the Group Policy.

   -- If the Group Policy provides, an increase of one times your annual compensation made within 31 days of a qualifying Life Status Change, as defined in the Group Policy.

     You may also decrease your life insurance coverage amount. You may not decrease the coverage amount below $10,000 (or a lower amount, if required by state law). You may not decrease your coverage amount below the lowest amount which will meet the definition of a Life Insurance Policy under Section 7702 of the Internal Revenue Code (See TAX MATTERS, page 20).
 AUTOMATIC INCREASE FEATURE

     If the Group Policy provides an Automatic Increase Feature, and if you choose this feature, your life insurance coverage will be increased on each Policy Anniversary to reflect increases in your compensation since the last Policy Anniversary.

     You do not need to provide proof of good health. There may be limits on the amount or percentage of any increase. This feature will terminate if you change your coverage amount to an amount which is not a multiple of your compensation.

 LIFE INSURANCE DEATH BENEFIT

     If you die, we will pay a life insurance benefit to your beneficiary. This benefit will be the total of:

   --  Your life insurance coverage amount.

   --  Your Cash Value, as of the date of death.

     The life insurance benefit will be reduced by any Accelerated Payment Benefit that has been paid. Any outstanding loans, including loan interest, and premiums due, will also reduce the life insurance benefit we will pay.

     We will pay the death benefit in a lump sum within 7 days after we receive, at our Customer Service Center, due proof of death and other information to confirm that the claim is covered. Payment may be delayed if:

   --  The proper beneficiary cannot be identified or located.

   --  The beneficiary is a minor or not able to give a valid release.

   -- The Certificate is being contested due to misstatements on the application, or other valid reasons.
   --  A release needs to be received from any tax authority.

   -- Any other reason that would prevent timely payment of the benefit. Interest will be paid if we believe it is required by state law.

     The life insurance benefit will never be less than the MINIMUM AMOUNTS shown in the Table below. If the amount shown in the table below is more than the total of your life insurance coverage amount and your Cash Value, we may do any of the following:

   -- Require you to increase your life insurance coverage amount, and provide proof of good health.

   --  Require you to surrender some of your Cash Value.

   --  Refuse to take premium payments.

                       PERCENT
         AGE             OF
         AT             CASH
        DEATH           VALUE
        -----          -------
0-40.................    250%
41...................    243%
42...................    236%
43...................    229%
44...................    222%
45...................    215%
46...................    209%

                       PERCENT
         AGE             OF
         AT             CASH
        DEATH           VALUE
        -----          -------
47...................    203%
48...................    197%
49...................    191%
50...................    185%
51...................    178%
52...................    171%
53...................    164%

                       PERCENT
         AGE             OF
         AT             CASH
        DEATH           VALUE
        -----          -------
54...................    157%
55...................    150%
56...................    146%
57...................    142%
58...................    138%
59...................    134%
60...................    130%

                       PERCENT
         AGE             OF
         AT             CASH
        DEATH           VALUE
        -----          -------
61...................    128%
62...................    126%
63...................    124%
64...................    122%
65...................    120%
66...................    119%
67...................    118%

                       PERCENT
         AGE             OF
         AT             CASH
        DEATH           VALUE
        -----          -------
68...................    117%
69...................    116%
70...................    115%
71...................    113%
72...................    111%
73...................    109%
74...................    107%

                       PERCENT
         AGE             OF
         AT             CASH
        DEATH           VALUE
        -----          -------
75-90................    105%
91...................    104%
92...................    103%
93...................    102%
94...................    101%
95-99................    100%

 MISSTATEMENT OF AGE

     If a person's age has not been correctly reported, all benefits will be adjusted to equal the benefits that would have been provided, based on the person's correct age and the amount of insurance charges paid.
 SUICIDE

     If you commit suicide within two years of the effective date of your Certificate, the death benefit will not be paid. Instead, we will refund all premiums that were paid, minus:

   --  Any Policy loan amount; and

   --  Any partial surrender payments made.
 THE BENEFICIARY

     The life insurance death benefit is paid to your beneficiary. You must choose a beneficiary when you apply for a Certificate.

     You may change the beneficiary at any time prior to your death. Unless the existing beneficiary is an irrevocable beneficiary, you do not need the beneficiary's consent. The change must be in writing, must be signed by you (or by the Owner, if you have assigned your Certificate), must be in a form acceptable to us, and must be recorded by our Customer Service Center. A change of beneficiary will be effective on the date it was signed. However, the change will not affect any payment we make or action we take before the change is recorded.

     Unless you direct otherwise:

   -- If a beneficiary dies before you, that beneficiary's share will be paid to the other beneficiaries.

   -- If you choose more than one beneficiary, the beneficiaries will be paid equal shares.

     If you have not chosen a beneficiary, or if there is no beneficiary alive when you die, we will pay:

   --  Your spouse, if living.

   --  If not, in equal shares to your living children.

   --  If there are none, in equal shares to your living parents.

   --  If there are none, in equal shares to your living brothers and sisters.

   --  If there are none, to your estate.

                           ADDITIONAL BENEFIT OPTIONS

     The benefit options below are available as options for the Group Policyholder. Depending on the plan chosen by the Group Policyholder, these benefits may be available or may be included in the Certificates available to you. There may be an additional charge for these benefits.
 ACCIDENTAL DEATH, DISMEMBERMENT AND INJURY

     The Group Policy may include one of three Accident Benefit Riders. These riders pay an additional benefit for death or certain injuries that are caused by an accident, and from no other cause, within 90 days of the accident, and while coverage is in force.

     The three options are:

     1. An additional death benefit equal to the life insurance coverage amount.

     2. The above, plus a benefit (equal to a percentage of the life insurance coverage amount) for loss of a hand, loss of a foot, total loss of sight in an eye, or loss of the thumb and index finger of the same hand.

     3. The above, plus a benefit (equal to a percentage of the life insurance coverage amount) for total loss of speech, total loss of hearing, paraplegia, hemiplegia or quadriplegia.

     If an accident results in more than one loss, the additional benefit will not be more than the life insurance coverage amount. The Group Policy may provide that this benefit is available to your family members as well.

     This benefit is subject to EXCLUSIONS which are contained in the Certificate, and which will be described in the brochure.
 WAIVER OF COST OF INSURANCE DUE TO DISABILITY

     The Group Policy may provide that some charges will not be deducted if you become totally disabled before reaching age 60, and remain totally disabled for the number of months (at least six but not more than 12) required by the Group Policy.

     If the Group Policy provides this benefit, these charges will not be deducted:

   --  Your monthly charge for life insurance.

   --  Your monthly Certificate administrative fee.

   -- Any premiums for term life insurance on your spouse or children. (You may not add child life insurance after you have become disabled.)

     Any of these charges deducted after you became totally disabled will be refunded. These charges WILL continue to be deducted:

   --  Any charges on account of premiums paid after you become disabled.

   --  Any charges under a Certificate issued to your spouse.

   --  Any charge for additional benefits.

     You must provide proof that you are totally disabled:

   --  Not more than 12 months after you first become disabled.

   -- After that, whenever we ask for proof, but not more than once a year after two years.

     We must also receive proof that you were totally disabled through the date of your death, within 12 months of your death.

     You will be deemed totally disabled if you cannot do any work for wage or profit, due to sickness or injury.

     You may not increase your life insurance coverage amount while charges are being waived.

     Waiver of charges will end if:

   --  You reach age 65.

   --  You fail to provide proof of disability when we request.

   --  You surrender your Certificate.

 PAID-UP LIFE INSURANCE

     The Group Policy may allow you to use all or part of your Cash Value (less any loan amount, including loan interest) to buy paid-up life insurance under a separate policy. The premium for paid-up life insurance will be based on the guaranteed maximum cost of insurance under the Group Policy, and the minimum guaranteed rate of interest for the Fixed Account.

     You do not need to provide proof of good health. Your life insurance coverage amount under the Group Policy will be reduced by the amount of paid-up life insurance you buy.
 ACCELERATED PAYMENT BENEFITS

     The Group Policy may provide for one or more of the following three options:

     1. A lump sum benefit equal to the percentage stated in the Group Policy of your life insurance coverage amount, if you become TERMINALLY ILL. At least two physicians (not affiliated with each other) must certify that you are expected to live less than 12 months. We may require other medical proof that you are terminally ill.

     2. A benefit for confinement in a NURSING CARE OR CUSTODIAL CARE FACILITY. To receive this benefit, you must:

   -- Have an IMPAIRMENT, as defined in the Group Policy (this generally means the inability to perform two or more defined activities of daily living, or disability due to Alzheimer's Disease or similar conditions).

   -- Be confined for at least 90 days in a NURSING CARE OR CUSTODIAL CARE FACILITY, as defined in the Group Policy.

   -- Provide certification by two physicians (not affiliated with each other) that you are expected to need confinement for the rest of your life.

       This benefit will be paid either as:

   -- A lump sum benefit equal to the percentage stated in the Group Policy of your life insurance coverage amount; or

   -- Monthly payments which total the lump sum benefit percentage provided in the Group Policy.

     3. A lump sum benefit equal to the percentage stated in the Group Policy of your life insurance coverage amount, if you are diagnosed with one or more of the following SPECIFIED DISEASES, as defined in the Group
        Policy:

   --  Life threatening cancer.

   --  Heart attack.

   --  Kidney failure.

   --  Stroke.

   --  Organ transplants.

   --  Acquired Immune Deficiency Syndrome (AIDS).

       A physician must certify the diagnosis. We may require other medical proof.

     Only one of these three benefits may be claimed. This benefit will end when one of the benefits is paid. Your life insurance coverage amount will be reduced by the amount of this benefit paid. Monthly insurance charges will still be payable based on the life insurance coverage amount before the reduction.
 SEAT BELT BENEFIT

     The Group Policy may provide for an extra benefit of 10% of your life insurance coverage amount (but not more than $10,000) if you die as a result of an accident while driving or riding in a private passenger car and properly wearing your seat belt. Proper use of the seat belt must be certified in the official accident report.
 LIFE INSURANCE FOR FAMILY MEMBERS

     The Group Policy may include life insurance coverage options for your spouse and dependent children. These options may include:

   -- The option for your spouse to buy his or her own variable life insurance Certificate (including the right to build Cash Value in the Variable Funds and/or the Fixed Account).

   --  The option for you to buy term life insurance coverage on your spouse.

   -- The option for you to buy term life insurance coverage on your dependent children.

     Eligibility requirements for children will be set forth in the Group Policy, and may include:

   -- Age limits (including a higher age limit for full time students or handicapped children).

   --  A requirement that the child be unmarried.

   --  A requirement that the child be dependent.

     Life insurance coverage for spouses will be subject to these limits:

   --  Coverage may not exceed three times your annual compensation.

   --  Coverage may not exceed $100,000.

   --  Coverage may be subject to lower limits under state law.

     Term life insurance coverage on a spouse or dependent child will end when:

   --  The spouse or child is no longer eligible.

   --  Your Certificate terminates.

   --  You choose to terminate the coverage.

   -- A spouse or child chooses to buy a variable life insurance Certificate (if permitted by the Group Policy).

                              CASH VALUE FEATURES

 HOW YOUR CERTIFICATE IS VALUED

     Your Cash Value consists of the total value invested in all of the Variable Funds and in the Fixed Account.

     When premiums are allocated to one of the Variable Funds, UNITS of the Variable Fund are BOUGHT at the UNIT VALUE of the Variable Fund as of the current VALUATION DAY.

     When monthly deductions, surrenders and transfers are made, or when transaction fees are charged, UNITS of the Variable Fund are SOLD at the UNIT VALUE of the Variable Fund as of the current VALUATION DAY.

     VALUATION DAY means any day on which trading on the New York Stock Exchange is open, other than any day on which the Exchange is restricted, or a day on which the SEC has determined that an emergency exists which prevents valuing or trading securities. We reserve the right to provide that any day which is a scheduled office closing holiday for our Customer Service Center will not be a Valuation Day. All valuations shall be made as of the close of trading on a Valuation Day (currently 4:00 p.m., Eastern Time). The Friday after Thanksgiving is the only scheduled office closing holiday on which the New York Stock Exchange is open.

     The UNIT VALUE of each Variable Fund will increase or decrease based on the investment performance of the Variable Fund. The Unit Value as of each Valuation Day is equal to the Unit Value as of the last Valuation Day, multiplied by the INVESTMENT FACTOR, which measures the Variable Fund's investment performance (net of expenses) since the last Valuation Day.

     The INVESTMENT FACTOR as of each Valuation Day is figured as follows:

     1. The Net Asset Value per share of the Variable Fund as of the Valuation Day; plus

     2. The per-share amount of any distribution declared by the Variable Fund, if the "ex-dividend" date is after the last Valuation Day (and we will reinvest any distribution in shares of the Variable Fund); minus

     3. The per-share amount of any taxes imposed on the Separate Account since the last Valuation Day; minus

     4. The Daily Charge on Fund Balances for mortality and expense risks, multiplied by the number of days since the last Valuation Day; divided by

     5. The Net Asset Value per share of the Variable Fund as of the last prior Valuation Day.

     As of each Valuation Day, your Cash Value invested in each Variable Fund equals the number of Units multiplied by the Unit Value.

     Your Cash Value in the FIXED ACCOUNT as of each day is figured as follows:

     1. Cash Value in the Fixed Account as of the previous day; plus

     2. Interest at the current interest rate on the above; plus

     3. Transfers into, and premiums allocated to, the Fixed Account since the previous day; minus

     4. Charges deducted from the Fixed Account, and transfers and surrenders from the Fixed Account, since the previous day.

     Your Cash Value in the Fixed Account is guaranteed. However, there is no guarantee that the Cash Value in the Variable Funds will equal or exceed the premiums allocated to the Variable Funds.

     We will provide you, at least annually, with a report which shows:

   --  The number of Units of each Variable Fund credited to your Certificate.

   --  The current Unit Value for each Variable Fund.

   --  The Cash Value in each Variable Fund.

   --  The Cash Value in the Fixed Account.

   --  The amount of any outstanding loans.

     You may obtain this information daily from our Customer Service Center. POLICY LOANS

     You may obtain a loan from us at any time. Each loan must be for at least $250.00. The total of all loans may not exceed 90% of your Cash Value. We will require you to sign a loan agreement which assigns your Certificate to us as security for the loan.

     We will charge Interest on the loan at an annual rate of 8%. Payment of interest is due on each Policy Anniversary, or when your Certificate is terminated or surrendered. If you do not pay interest within 30 days of the Policy Anniversary, we will add it to the loan, as of the Policy Anniversary.

     When you obtain a loan, or when interest is added to your loan, we will withdraw Cash Value equal to the amount loaned from your Cash Value and place it in a special Loan Account. Unless you direct otherwise in writing, we will make these withdrawals from each Variable Fund in which your Cash Value is invested, and from the Fixed Account, in proportion to the balance of each Fund and the Fixed Account. We will credit interest to this Loan Account at an effective annual rate of at least 6%.

     If your Certificate terminates for any reason, including surrender, lapse, death or termination of the Group Policy, we will use the amount in the Loan Account to repay the loan. If the amount of the loan is greater than the value of the Loan Account, we will reduce the death benefit or surrender amount by the difference.

     When you repay all or part of any loan, we will transfer the amount of the repayment from the Loan Account to the Variable Funds and the Fixed Account, based on the premium allocation percentage then in force.

     A loan, whether or not it is repaid, will affect the death benefit and the Cash value. This is because the investment results of the Variable Funds and the Fixed Account only apply to the non-loaned part of the Cash Value. The longer a loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Funds or the Fixed Account while the loan is outstanding, this effect could be favorable or unfavorable.
 PARTIAL SURRENDERS

     You may make a partial surrender of your Cash Value at any time by making a written request to our Customer Service Center. The amount of the partial surrender may not be more than 90% of your Cash Value (net of any loan amount), and may not be less than $250.00. A $25.00 transaction fee will be charged, for partial surrenders during the first 20 Policy Years.

     Unless we agree otherwise, we will deduct the amount surrendered and the transaction charge from each Fund and the Fixed Account in proportion to the balance of each Fund and the Fixed Account.

     A partial surrender will not reduce your life insurance coverage amount. Since it reduces your Cash Value, however, it will reduce the death benefit.

                           OTHER IMPORTANT PROVISIONS

 DEFERRAL OF PAYMENT

     We may defer the payment of any amount from a Variable Fund:

   --  When the New York Stock Exchange is closed;

   --  When required by the Securities and Exchange Commission.

     We may defer the payment of any amount surrendered from the Fixed Account for up to six months. If required by law, we will pay interest.
 FIXED BENEFIT POLICY EXCHANGE

     If required by state law, you may exchange your Certificate for a certificate under a fixed benefit Group Universal Life Insurance Policy, within 18 months of your Certificate effective date. This certificate will bear the same effective date as your Certificate under this Policy. If available, the certificate will include any additional benefits provided to you under your Certificate under this Policy. Your Certificate's Cash Value as of the date of the exchange will be transferred to the fixed benefit certificate.

 ASSIGNMENT

     You may transfer all of your rights under your Certificate to any other person, while you are living, by making a written assignment, in a form acceptable to us. The person to whom you assign your Certificate will become the owner of the Certificate, and will have the power to exercise all rights and receive all benefits provided by the Certificate.

     We will not be bound by any assignment until we receive and record it at our Customer Service Center. We are not responsible for the validity of any assignment. We may refuse to record any assignment where we believe:

   --  The assignment would not be permitted by law; or

   --  The assignment would increase our duties or risks.

 MISREPRESENTATIONS

     We issue Certificates in reliance on the statements you make in your application, and on any proof of good health that you provide. We may rescind your Certificate, to the extent permitted by law, if the information on which we relied is incorrect.

     No statement will be used to rescind your Certificate or deny a claim, unless you die within two years of your Certificate effective date.

     If your life insurance coverage amount was increased, or if your Certificate was reinstated, no statement will be used to contest the increase or the reinstatement, unless you die within two years of the effective date of the increase or reinstatement.

 STATE VARIATIONS

     The terms of the Policy may vary from state to state, due to the requirements of state law.

 NONPARTICIPATING POLICIES

     The Group Policy is a nonparticipating policy, and is not entitled to share in our surplus or profits.
 DOLLAR COST AVERAGING

     If you have Cash Value of at least $3,000 in the TimesSquare VP Money Market Fund, you may choose to take part in this program. Under this program, Cash Value is reallocated between the Variable Funds every month. This may reduce the impact of market fluctuations, when compared to making reallocations less frequently. Since the same dollar amount is transferred each month, more Units of each Variable Fund are bought if the Unit Value is low, and fewer are bought if the Unit Value is high. As a result, over the long term, a lower average cost per unit may be obtained. This plan allows you to take advantage of market fluctuations, while reducing the risk of short term price fluctuations. However, it does not guarantee a profit, or protect against a loss in declining markets.

     To elect this program, you must request a Dollar Cost Averaging Election Form and return it to our Customer Service Center. This program will begin with the first month after your completed form is received, as long as you have at least $3,000 in the TimesSquare VP Money Market Fund.

     All Dollar Cost Averaging transfers will take place as of the first Valuation Day of each month. The minimum amount of any transfer is $250.00. There is no charge for this program. However, each transfer counts toward the 12 free transfers between Funds each Policy Year. A fee will be charged for each extra transfer. We may charge a fee for this service in the future.

     Dollar Cost Averaging will end when:

   --  The number of transfers requested have taken place.

   -- There is not enough Cash Value in the TimesSquare VP Money Market Fund to make a scheduled transfer.

   --  We receive your written request to terminate the program.
 VOTING RIGHTS

     Shareholders of the Variable Funds may have the right to vote those shares at meetings of shareholders of the Funds. While we are the owner of the shares in the Separate Account, we will cast our vote as we are directed by the owners of Certificates.

     We will do this because we believe it is required by current law. We may, however, vote the shares in our own right, if at any time we believe it is permitted by law.

     You will receive any appropriate PROXY MATERIALS and reports. We will request your instructions at least 14 days prior to the shareholder meeting.

     We will vote ALL the shares of a Variable Fund owned by the Separate Account (or abstain from voting) pro rata, based on the written instructions we receive from Certificate owners. Your voting share will be based on your pro rata number of Units invested in a particular Variable Fund. This will be figured as of the record date set by the Variable Fund, which will not be more than 60 days before the meeting. Your voting share will be figured separately for each Variable Fund in which you have invested Cash Value. We will vote on the basis of fractional shares, if necessary.

     The Variable Funds do not hold regular meetings of shareholders.

     We may disregard voting instructions received from Certificate owners, if we are required to do so by state insurance regulators. This may be required if the vote would change the investment objectives of the Variable Fund:

   --  In a way prohibited by state insurance law; or

   --  In a way that would harm the Separate Account; or

   --  In a way that would result in overly speculative or unsound investments.

     This may also be required if the vote is to approve or disapprove an investment advisory contract for the Variable Fund.

     If for any reason we do disregard voting instructions from Certificate owners, we will include the reasons for this action in the next annual report to Certificate owners.

                                  TAX MATTERS

     Below is a brief summary of federal tax issues affecting the Group Policy. This summary is based on current federal tax law and regulations, and may be subject to change if there are any changes in those laws and regulations. This is a general summary and should not be relied on as tax advice. For specific advice, please consult a qualified tax advisor.

     All Section references below are to the Internal Revenue Code of 1986, as amended.
 QUALIFICATION AS A LIFE INSURANCE POLICY

     Section 7702 provides that if certain tests are met, a Policy will be treated as a life insurance contract for federal tax purposes. We will monitor compliance with these tests. As a result, the following federal income tax rules should apply:

   --  DEATH BENEFITS should be excluded from the beneficiary's income under
       Section 101(a). This includes any CASH VALUE that is paid as part of the death benefit. This also includes any benefit for accidental death.

   -- INCREASES IN CASH VALUE should not be subject to income tax until it is withdrawn, or until the Certificate terminates.

   -- SURRENDERS OF CASH VALUE should be subject to income tax only to the extent that the total amount received is greater than the total amount of premiums you have paid for the Certificate. See Section 72(e).

   -- POLICY LOAN proceeds should not be subject to tax. However, if your Certificate LAPSES while a policy loan is outstanding, you will be subject to income tax to the extent that your Certificate's Cash Value (including the loan amount) is greater than the total premiums paid.

   -- Amounts that you receive while you are TERMINALLY ILL may be excluded from your income under Section 101(g).

   -- Benefits for ACCIDENTAL INJURIES should be excluded from your income under Section 105(c).

   -- Any other benefit which you receive due to INJURY OR SICKNESS may be excluded from your income under Section 104(a)(3), unless premiums were paid by your employer and not included in your income. See IRS Regulations, Section 1.72-15.
 MODIFIED ENDOWMENT CONTRACTS

     Section 7702A imposes different rules on policies where the total premiums paid during the first 7 years are more than the premiums that would have been required for the policy's benefits to be paid-up after seven equal annual premiums. These policies are known as Modified Endowment Contracts.

     If, under this test, a Certificate is a Modified Endowment Contract, these special rules apply:

   -- Any partial surrender or loan proceeds (including loan proceeds from another lender to whom you have assigned the Certificate as collateral) is subject to income tax to the extent your Certificate's Cash

       Value is greater than the total premiums paid for your Certificate.

   -- Any amount that is subject to income tax under the rule above will also be subject to a 10% penalty tax, unless you (or your assignee, if you have assigned your Certificate) are over age 59 1/2 or are disabled.

     If your Certificate is not a Modified Endowment Contract based on the premiums and life insurance coverage amount when it is issued, we will monitor your premium payments. We will notify you if, as a result of premium payments or coverage changes, it appears your Certificate will become a Modified Endowment Contract. Unless you notify us in writing that you are willing to allow your Certificate to become a Modified Endowment Contract, we may refuse any coverage change or refund any excess premiums to prevent the Certificate from becoming a Modified Endowment Contract.
 INTEREST ON POLICY LOANS

     Interest paid on loans for personal purposes is not deductible. While interest paid on loans for business purposes may be deductible, there are strict limits on deducting interest on life insurance policy loans for business purposes. See Section 264. You should consult a qualified tax advisor before taking a policy loan for business purposes.
 ALTERNATIVE MINIMUM TAX

     If a Certificate is owned by a corporation, then the Alternative Minimum Tax imposed by Section 55 may apply to:

   --  All or part of increases in Cash Value.

   --  Death benefits.

   --  Other distributions.

     See Section 56(c)(1) and Section 56(g)(4)(B).
 DIVERSIFICATION REQUIREMENTS

     Section 817(h) provides that a variable life insurance policy will not enjoy the favorable tax treatment of a life insurance policy unless the investments of the Separate Account are adequately diversified. We believe that the Separate Account meets these requirements.

     In 1986, the IRS stated that it might issue guidelines that would cause a policy to fail to meet these requirements if the Certificate owner has too much control over the Variable Fund investments. The IRS has not issued any guidelines and we do not expect that any such guidelines would adversely affect the policies. If the IRS issues regulations limiting the number of Variable Funds, transfers among funds, etc., we will take whatever steps we can so that the Policies would continue to qualify for favorable income tax treatment as life insurance policies.
 TAXATION OF THE COMPANY

     We are taxed as a life insurance company under the Internal Revenue Code. Since the Separate Account is a part of the insurance company, it is not taxed separately as a regulated investment company under Subchapter M.

     We do not expect to incur any federal income tax liability that would be chargeable to the Separate Account. As a result, we do not impose a charge on the Separate Account for federal income taxes. We may impose a charge if at any time we believe that the Separate Account will incur any federal income taxes.

     We may also incur state and local taxes, other than premium taxes. At present, we are paying these taxes, and not charging them to Certificate holders, as they are not significant. We may, however, impose charges on account of these taxes if they increase.
 PREMIUM TAXES AND DEFERRED ACQUISITION COSTS

     In general, all premiums (including lump sum premiums) paid for life insurance policies are subject to premium tax under state law. These taxes range from 0.0% to 3.0%.

     We are also subject to federal income tax under Section 848 on account of deferred acquisition costs.

     We will recover all or part of these taxes through the PREMIUM CHARGE (see page 9). Part of these taxes may also be recovered through other charges (such as the monthly cost of insurance).
 OTHER TAX CONSIDERATIONS

     All or part of Policy benefits may also be subject to federal estate and gift taxes, as well as state and local income, estate and inheritance taxes. Policy benefits may also be subject to foreign taxes, if you are subject to foreign taxes. You should consult a qualified tax advisor for advice concerning the tax consequences of buying a Certificate or making transactions under it.

                             THE INSURANCE COMPANY

     Connecticut General Life Insurance Company is a stock life insurance company, incorporated in Connecticut in 1865. Our Home Office mailing address is Hartford, Connecticut 06152; telephone (860) 726-6000. We are licensed to sell group and individual life and health insurance and annuity contracts in all states, the District of Columbia, Puerto Rico and certain foreign countries. We are an indirect wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania, and have other affiliates and subsidiaries which are also in the business of insurance.

     The Policies are sold by independent insurance brokers, general agents, and registered representatives of broker-dealers who are members of the National Association of Securities Dealers, Inc. ("NASD").
 THE SEPARATE ACCOUNT

     We established CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A (THE SEPARATE ACCOUNT) on May 22, 1995 for the purpose of holding shares of the Funds which support your Cash Value. Under Connecticut law, the income, gains or losses of the Separate Account are credited to policyholders without regard to our other income, gains or losses. The Separate Account is protected against claims of our other creditors, to the extent of our obligations to variable life insurance policyholders funded by the Separate Account. The result is that the investment performance of Certificates invested in the Funds depend on the investment performance of the Funds -- and not on the results of our other businesses and investments.

     The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of a "separate account." The SEC does not supervise the Separate Account or our management or investments. We do not guarantee the investment performance of the Separate Account, or of Policies whose Cash Values are invested in the Separate Account.

     We have other separate accounts which are registered with the SEC as Unit Investment Trusts, for the purpose of funding our variable annuity contracts and other variable life insurance contracts.

     We own all the assets of the Separate Account, which we hold as custodian for the benefit of policyholders whose Cash Values are invested in the Separate Account. All of our obligations under the Policies are our general corporate obligations.

     We may take the following actions with respect to the Separate Account. We will take these actions only as permitted by applicable laws, including obtaining any required regulatory approval.

   --  Add, combine, or remove any Fund.

   --  Create new separate accounts.

   --  Combine the Separate Account with one or more other separate accounts.

   -- Operate the Separate Account as a management investment company under the Investment Company Act of 1940, or in any other form permitted by law.

   -- Terminate the registration of the Separate Account under the Investment Company Act of 1940.

   --  Use a committee to manage the Separate Account.

   -- Transfer assets in any Fund to another Fund, to other separate accounts, or to our general account.

   -- Take any actions required to comply with the Investment Company Act of 1940, or to obtain and continue any exemptions from that Act.
 FINANCIAL RATINGS

     We are rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A. M. Best Company. These ratings are intended to reflect our financial strength or claims-paying ability. They are not based on the investment results or financial strength of the Separate Account. We may advertise these ratings from time to time. We may also advertise comparisons of currently taxable and tax deferred investments, based on selected tax brackets, or discuss other investments and general economic conditions.

 DIRECTORS AND OFFICERS

     Our directors and principal officers are named below. The address of each is 900 Cottage Grove Road, Hartford, CT 06152. Each has been employed by us or our affiliates for more than five years except, Ms. Cooper and Ms. Hill. Prior to January 1999, Ms. Cooper was Associate Attorney, Robinson, Donovan, Madden & Barry, P.C., Springfield, MA. From 1996 until June 2000, Ms. Hill was president and chief executive officer of Rush Prudential Health Plans. From 1994 until 1996 Ms. Hill was president of Aetna Health Plans of the Midwest.

William M. Pastore..........    Director, Chairman and
                                  President (Principal
                                  Executive Officer)
Marc L. Preminger...........    Director and Senior Vice
                                  President (Chief Financial
                                  Officer)
Susan L. Cooper.............    Corporate Secretary
Terrence J. Dillon..........    Secretary
Michael J. Stephan..........    Vice President (Principal
                                  Accounting Officer)
David Porcello..............    Vice President and Treasurer
James Yablecki..............    Assistant Vice President and
                                  Actuary (Principal
                                  Financial Officer)
Carol M. Olsen..............    Director and Senior Vice
                                  President
Richard H. Forde............    Director and Senior Vice
                                  President
Patricia L. Rowland.........    Director and Senior Vice
                                  President
W. Allen Schaffer, M.D......    Director and Senior Vice
                                  President
John Cannon, III............    Director, Senior Vice
                                  President and Chief Counsel
Harold W. Albert............    Director
Jean H. Walker..............    Director and Senior Vice
                                  President
Heyward R. Donigan..........    Director and Senior Vice
                                  President
Farhan Sharaff..............    Director and Senior Vice
                                  President

                                 OTHER MATTERS

 AGREEMENTS WITH GROUP POLICYHOLDERS

     We may agree with the Group Policyholder to make changes in the terms of the Group Policy. These changes may include, for example:

   -- Agreeing to specific fees and charges. In no case will these fees or charges be more than the maximum amounts shown in this Prospectus.

   -- Agreeing to waive specific fees and charges, in all cases, or only if certain conditions are met.

   -- Extending the time periods for exercising certain rights under the Group Policy.

   -- Agreeing to limit the conditions under which proof of good health will be required to buy or increase life insurance coverage.

   -- Setting forth eligibility requirements for employees or members and their family members.

   --  Other changes permitted by law.

     You will be given information concerning the specific terms of your employer's or union's Group Policy.
 DISTRIBUTION OF POLICIES

     The Policies will be sold by persons who are licensed as insurance agents or brokers in the state where the Policy is sold. These agents and brokers will be registered representatives of broker-dealers who are registered under the Securities Exchange Act of 1934 and who are members of the National Association of Securities Dealers ("NASD").

     The Policies will be distributed by our principal underwriter, CIGNA Financial Services, Inc., 900 Cottage Grove Road, Hartford, CT 06152. CIGNA Financial Services, Inc. is a Delaware corporation organized in 1995. It is the principal underwriter for our other registered Separate Accounts.

     We may pay commissions to agents and brokers in connection with the sale of the Policies. These commissions will not be more than 20% of premium payments during the first policy year, and not more than 15% of premium payments after that. We may also pay commissions based on Cash Value balances. All commissions will be recovered through the other charges under the Policy.
 STATE REGULATION

     We are subject to insurance laws and regulations of Connecticut, our home state, as well as those of other states where we do business. Each year, we file an annual statement with insurance departments that cover our operations for the prior year, and our financial condition at the end of the prior year.

     State regulation includes periodic review by regulators to determine our contract liabilities and reserves so the insurance department may certify that those items are correct. Our books and accounts are subject to insurance department review at any time, and includes a full examination of our operations at least every five years by the National Association of Insurance Commissioners.

     This regulation does not involve any supervision of our management or investment practices or policies.

     A blanket bond for $10 million covers all of our officers and employees. REPORTS TO CERTIFICATE OWNERS

     We will provide you with an annual statement which will show:

   --  Your current life insurance coverage amount.

   --  Your current death benefit.

   --  Your current Cash Value.

   --  Your Cash Value after policy loans are taken into account.

   --  Premiums paid since the last report.

   --  Monthly charges deducted since the last report.

   --  Loan activity and interest since the last report.

   --  The amount of Cash Value in each Variable Fund, and in the Fixed Account.

     We will also provide you with an annual report including a financial statement for the Separate Account.

     We will also provide you with a statement of significant transactions, such as:

   --  Changes in life insurance coverage amount.

   -- Changes in allocations of premium payments to the Variable Funds and/or the Fixed Account.

   -- Transfers among the Variable Funds, or between the Variable Funds and the Fixed Account.

   --  Loans and loan repayments.

   --  Termination and reinstatement.

     We will mail these reports to you at your last known address. LEGAL PROCEEDINGS

     Neither we nor our Separate Account are involved in, or aware of, any material lawsuits or administrative proceedings, other than ordinary routine litigation that is incidental to our business.

     CIGNA Financial Services, Inc., the principal underwriter, is not a party to any material lawsuits of any kind.
 EXPERTS

     Actuarial opinions regarding the Policies have been provided by Mindy Giraldo, FSA, MAAA, and are contained in the opinion filed as an exhibit to our Registration Statement, on Ms. Giraldo's authority as an expert in actuarial matters.

     Legal matters involving the federal securities laws have been reviewed by Morgan, Lewis & Bockius, LLP, Washington, D.C.

     Legal matters related to the Policies have been reviewed by Michael A. James, Chief Counsel, CIGNA Group Insurance, Philadelphia, PA 19192, in the opinion filed as an exhibit to our Registration Statement, given on his authority as an expert in these matters.

     The consolidated financial statements as of December 31, 2001 and 2000, and for each of the years included in this Prospectus, have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of PricewaterhouseCoopers LLP as experts in auditing and accounting.
 REGISTRATION STATEMENT

     We have filed a Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the Group Policies. This prospectus does not contain all the information in the Registration Statement (as amended), and its exhibits. You should refer to the Registration Statement for more information.

     The statements in this Prospectus about the Policy are a summary of the Policy. The complete terms of the Policy are contained in the Policy which was filed with the Registration Statement, and the specific terms of the Policy issued to a particular Group Policy will be contained in that Group Policy, which can be inspected at the Group Policyholder's offices.

                                 ILLUSTRATIONS

     Below are tables which show how Cash Value and death benefits may vary over time based on investment performance. These tables are based on the following assumptions:

   --  The Certificate was issued at age 40.

   --  The life insurance coverage amount is $100,000.

   --  There are no optional benefits.

   --  The monthly premium is $100.00.

   -- There are no premium payments other than the monthly premiums shown in the tables.

   -- There are no policy loans, partial surrenders, or changes in coverage amount.

   --  No premiums are allocated to the Fixed Account.

   --  Not more than 12 transfers between Funds are made during a Policy Year.

   -- Investment management fees and other fund expenses are at an effective annual rate of 0.65% of Cash Value.

   --  No taxes are imposed on the Separate Account.

     CURRENT VALUE illustrations are based on the following assumptions:

   -- Monthly cost of insurance rates are based on the uniform cost of group life insurance (Table I) under Section 79 of the Internal Revenue Code, as in effect prior to June 30, 1999.

   --  Daily charges on Fund balances at an effective annual rate of 0.45%.

   --  Premium charges of 3.00% of each premium payment.

   -- Monthly certificate expense charges of $3.25 per month for each month where Cash Value (net of loans) does not exceed $10,000, or $2.20 per month for each month where Cash Value (net of loans) exceeds $10,000.

     GUARANTEED illustrations are based on the following assumptions:

   -- Monthly cost of insurance rates are based on the maximum rates permitted by the Policy.

   --  Daily charges on Fund balances at an effective annual rate of 0.90%.

   --  Premium charges of 5.00% of each premium payment.

   -- Monthly certificate expense charges of $6.00 per month for each month where Cash Value (net of loans) does not exceed $10,000, or $5.00 per month for each month where Cash Value (net of loans) exceeds $10,000.

     The last column of the tables shows the amount which would accumulate if an amount equal to each premium payment illustrated were invested, and earned interest, after taxes, at 5% per year compounded each year.

     If investment management fees and other charges against the Funds are taken into account, the actual rates of return shown in these illustrations would be:

GROSS                             GUARANTEED
RATE OF                CURRENT     MAXIMUM
RETURN                 CHARGES     CHARGES
-------                -------    ----------
0%...................  -1.10%       -1.55%
6%...................   4.90%        4.45%
12%..................  10.90%       10.45%

     If you request, we will provide similar illustrations, showing values based on both current charges and guaranteed maximum charges, based on:

   --  Your age;

   --  Your requested amount of life insurance coverage;

   --  Your requested monthly premium payment.

     These illustrations are based on hypothetical rates of return. They are not intended to show actual past or expected future performance. Actual rates of return may be more or less than is shown here. Your actual rate of return will depend on a number of factors, including:

   --  Your investment allocations.

   --  The actual returns of each Variable Fund.

   --  Whether you take Policy loans or make partial surrenders.

--------------------------------------------------------------------------------

          ILLUSTRATION BASED ON CURRENT EXPENSE AND MORTALITY CHARGES

                                                    0% RETURN            6% RETURN            12% RETURN
END OF                               POLICY     -----------------    -----------------    ------------------    PREMIUMS
POLICY                                YEAR       CASH      DEATH      CASH      DEATH      CASH       DEATH     PLUS 5%
YEAR                                 PREMIUM    VALUE     BENEFIT    VALUE     BENEFIT     VALUE     BENEFIT    INTEREST
------                               -------    ------    -------    ------    -------    -------    -------    --------
1.................................    1,200        916    100,916       945    100,945        975    100,975      1,232
2.................................    1,200      1,821    101,821     1,937    101,937      2,055    102,055      2,526
3.................................    1,200      2,716    102,716     2,977    102,977      3,254    103,254      3,885
4.................................    1,200      3,602    103,602     4,068    104,068      4,583    104,583      5,311
5.................................    1,200      4,478    104,478     5,213    105,213      6,057    106,057      6,809
6.................................    1,200      5,201    105,201     6,266    106,266      7,539    107,539      8,382
7.................................    1,200      5,916    105,916     7,370    107,370      9,183    109,183     10,033
8.................................    1,200      6,623    106,623     8,529    108,529     11,013    111,013     11,767
9.................................    1,200      7,323    107,323     9,744    109,744     13,049    113,049     13,588
10................................    1,200      8,015    108,015    11,029    111,029     15,307    115,307     15,499
11................................    1,200      8,472    108,472    12,146    112,146     17,569    117,569     17,506
12................................    1,200      8,925    108,925    13,317    113,317     20,079    120,079     19,614
13................................    1,200      9,372    109,372    14,546    114,546     22,861    122,861     21,827
14................................    1,200      9,815    109,815    15,835    115,835     25,948    125,948     24,151
15................................    1,200     10,259    110,259    17,187    117,187     29,370    129,370     26,590
16................................    1,200     10,382    110,382    18,274    118,274     32,823    132,823     29,152
17................................    1,200     10,504    110,504    19,413    119,413     36,652    136,652     31,842
18................................    1,200     10,625    110,625    20,608    120,608     40,898    140,898     34,666
19................................    1,200     10,744    110,744    21,862    121,862     45,608    145,608     37,632
20................................    1,200     10,862    110,862    23,177    123,177     50,830    150,830     40,746
25................................    1,200      8,950    108,950    27,931    127,931     83,515    183,515     58,812
30................................    1,200      1,686    101,686    27,655    127,655    131,004    231,004     81,870

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                ILLUSTRATION BASED ON GUARANTEED MAXIMUM EXPENSE
                             AND MORTALITY CHARGES

                                                    0% RETURN            6% RETURN            12% RETURN
END OF                               POLICY     -----------------    -----------------    ------------------    PREMIUMS
POLICY                                YEAR       CASH      DEATH      CASH      DEATH      CASH       DEATH     PLUS 5%
YEAR                                 PREMIUM    VALUE     BENEFIT    VALUE     BENEFIT     VALUE     BENEFIT    INTEREST
------                               -------    ------    -------    ------    -------    -------    -------    --------
1.................................    1,200        590    100,590       609    100,609        628    100,628      1,232
2.................................    1,200      1,131    101,131     1,204    101,204      1,279    101,279      2,526
3.................................    1,200      1,620    101,620     1,781    101,781      1,953    101,953      3,885
4.................................    1,200      2,054    102,054     2,335    102,335      2,646    102,646      5,311
5.................................    1,200      2,431    102,431     2,860    102,860      3,357    103,357      6,809
6.................................    1,200      2,748    102,748     3,354    103,354      4,085    104,085      8,382
7.................................    1,200      3,001    103,001     3,809    103,809      4,828    104,828     10,033
8.................................    1,200      3,189    103,189     4,220    104,220      5,582    105,582     11,767
9.................................    1,200      3,309    103,309     4,583    104,583      6,345    106,345     13,588
10................................    1,200      3,353    103,353     4,885    104,885      7,109    107,109     15,499
11................................    1,200      3,315    103,315     5,117    105,117      7,867    107,867     17,506
12................................    1,200      3,184    103,184     5,262    105,262      8,605    108,605     19,614
13................................    1,200      2,950    102,950     5,306    105,306      9,307    109,307     21,827
14................................    1,200      2,600    102,600     5,228    105,228      9,956    109,956     24,151
15................................    1,200      2,121    102,121     5,008    105,008     10,541    110,541     26,590
16................................    1,200      1,508    101,508     4,631    104,631     11,037    111,037     29,152
17................................    1,200        752    100,752     4,081    104,081     11,423    111,423     31,842
18................................    1,200         **         **     3,338    103,338     11,677    111,677     34,666
19................................    1,200         **         **     2,386    102,386     11,774    111,774     37,632
20................................    1,200         **         **     1,197    101,197     11,682    111,682     40,746
25................................    1,200         **         **        **         **      6,490    106,490     58,812
30................................    1,200         **         **        **         **         **         **     81,870

---------------
** Note: The planned premium for this illustration will not provide cash values and death benefits in these policy years
--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

     Below are the consolidated balance sheets of the insurance company and its subsidiaries as of December 31, 2001 and 2000, and consolidated statements of income, retained earnings and cash flow for the years ended December 31, 2001, 2000 and 1999.

     The Statement of Assets and Liabilities of the Variable Account at December 31, 2001 and related Statements of Operations and Changes in Net Assets for the years ended December 31, 2001, December 31, 2000 and for the period November 15, 1999 to December 31, 1999 also follow. The Variable Account commenced operations on November 15, 1999.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Connecticut General Life Insurance Company:

     In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income and changes in shareholder's equity and cash flows present fairly, in all material respects, the financial position of Connecticut General Life Insurance Company and its subsidiaries (the Company) at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

February 7, 2002

                            CONNECTICUT GENERAL LIFE
                               INSURANCE COMPANY
                       CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 2001

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                 FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                              -------------------------
                                                               2001      2000     1999
                                                              -------   ------   ------
                                                                    (IN MILLIONS)
REVENUES
Premiums and fees...........................................  $ 7,469   $7,072   $6,573
Net investment income.......................................    2,441    2,395    2,421
Other revenues..............................................      465      110      111
Realized investment gains (losses)..........................     (225)     (11)       7
                                                              -------   ------   ------
     Total revenues.........................................   10,150    9,566    9,112
                                                              -------   ------   ------
BENEFITS, LOSSES AND EXPENSES
Benefits, losses and settlement expenses....................    6,380    6,296    6,062
Policy acquisition expenses.................................       63       56       45
Other operating expenses....................................    2,653    2,211    1,945
                                                              -------   ------   ------
     Total benefits, losses and expenses....................    9,096    8,563    8,052
                                                              -------   ------   ------
INCOME BEFORE INCOME TAXES..................................    1,054    1,003    1,060
                                                              -------   ------   ------
Income taxes (benefits):
  Current...................................................        7      484      268
  Deferred..................................................      339     (164)      90
                                                              -------   ------   ------
     Total taxes............................................      346      320      358
                                                              -------   ------   ------
NET INCOME..................................................  $   708   $  683   $  702
                                                              =======   ======   ======

The accompanying Notes to the Financial Statements are an integral part of these statements.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                                    AS OF DECEMBER 31,
                                                              -------------------------------
                                                                   2001             2000
                                                              --------------   --------------
                                                                   (DOLLARS IN MILLIONS)
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost, $18,700;
     $17,448)...............................................         $19,351          $17,839
  Mortgage loans............................................           9,077            8,998
  Policy loans..............................................           2,770            2,926
  Real estate...............................................             412              508
  Equity securities, at fair value (cost, $51; $54).........              54               50
  Other long-term investments...............................           1,008              903
  Short-term investments....................................             206              113
                                                                     -------          -------
     Total investments......................................          32,878           31,337
Cash and cash equivalents...................................             738              622
Accrued investment income...................................             456              435
Premiums and accounts receivable............................           1,346            1,205
Reinsurance recoverables....................................           7,096            7,462
Deferred policy acquisition costs...........................             260              232
Property and equipment......................................             810              588
Deferred income taxes.......................................             663            1,054
Other assets................................................             302              357
Goodwill and other intangibles..............................             657              681
Separate account assets.....................................          35,217           35,807
                                                                     -------          -------
          Total assets......................................         $80,423          $79,780
                                                                     =======          =======
LIABILITIES
Contractholder deposit funds................................         $28,955          $27,602
Future policy benefits......................................           7,806            8,195
Unpaid claims and claim expenses............................           1,646            1,606
Unearned premiums...........................................             110              116
                                                                     -------          -------
     Total insurance and contractholder liabilities.........          38,517           37,519
Accounts payable, accrued expenses and other liabilities....           2,637            2,792
Separate account liabilities................................          35,217           35,807
                                                                     -------          -------
          Total liabilities.................................          76,371           76,118
                                                                     -------          -------
CONTINGENCIES -- NOTE 16
SHAREHOLDER'S EQUITY
Common stock (5,978,322 shares issued and outstanding)......              30               30
Additional paid-in capital..................................           1,133            1,124
Net unrealized appreciation, fixed maturities...............  $135             $ 53
Net unrealized depreciation, equity securities..............   (24)             (21)
Net unrealized appreciation, derivatives....................     9               --
Net translation of foreign currencies.......................    (5)               2
                                                              ----             ----
  Accumulated other comprehensive income....................             115               34
Retained earnings...........................................           2,774            2,474
                                                                     -------          -------
          Total shareholder's equity........................           4,052            3,662
                                                                     -------          -------
          Total liabilities and shareholder's equity........         $80,423          $79,780
                                                                     =======          =======

The accompanying Notes to the Financial Statements are an integral part of these statements.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
                      AND CHANGES IN SHAREHOLDER'S EQUITY

                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                    -----------------------------------------------------------------
                                                           2001                   2000                   1999
                                                    -------------------    -------------------    -------------------
                                                    COMPRE-     SHARE-     COMPRE-     SHARE-     COMPRE-     SHARE-
                                                    HENSIVE    HOLDER'S    HENSIVE    HOLDER'S    HENSIVE    HOLDER'S
                                                    INCOME      EQUITY     INCOME      EQUITY     INCOME      EQUITY
                                                    -------    --------    -------    --------    -------    --------
                                                                              (IN MILLIONS)
COMMON STOCK, END OF YEAR.........................              $   30                 $   30                 $   30
                                                     ----       ------      ----       ------      -----      ------
ADDITIONAL PAID-IN CAPITAL, BEGINNING OF YEAR.....               1,124                  1,120                  1,072
  Net assets contributed by parent................                   9                      4                     48
                                                     ----       ------      ----       ------      -----      ------
ADDITIONAL PAID-IN CAPITAL, END OF YEAR...........               1,133                  1,124                  1,120
                                                     ----       ------      ----       ------      -----      ------
ACCUMULATED OTHER COMPREHENSIVE INCOME
(LOSS), BEGINNING OF YEAR.........................                  34                    (44)                   220
  Net unrealized appreciation (depreciation),
     fixed maturities.............................   $ 82           82      $ 81           81      $(271)       (271)
  Net unrealized appreciation (depreciation),
     equity securities............................     (3)          (3)       (4)          (4)         8           8
                                                     ----       ------      ----       ------      -----      ------
  Net unrealized appreciation (depreciation) on
     securities...................................     79                     77                    (263)
  Net unrealized appreciation, derivatives........      9            9        --           --         --          --
  Net translation of foreign currencies...........     (7)          (7)        1            1         (1)         (1)
                                                     ----       ------      ----       ------      -----      ------
  Other comprehensive income (loss)...............     81                     78                    (264)
                                                     ----       ------      ----       ------      -----      ------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS), END
  OF YEAR.........................................                 115                     34                    (44)
                                                     ----       ------      ----       ------      -----      ------
RETAINED EARNINGS, BEGINNING OF YEAR..............               2,474                  2,373                  2,206
  Net income......................................    708          708       683          683        702         702
  Dividends declared..............................                (408)                  (582)                  (535)
                                                     ----       ------      ----       ------      -----      ------
RETAINED EARNINGS, END OF YEAR....................               2,774                  2,474                  2,373
                                                     ----       ------      ----       ------      -----      ------
TOTAL COMPREHENSIVE INCOME AND SHAREHOLDER'S
  EQUITY..........................................   $789       $4,052      $761       $3,662      $ 438      $3,479
                                                     ====       ======      ====       ======      =====      ======

The accompanying Notes to the Financial Statements are an integral part of these statements.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2001        2000        1999
                                                              --------    --------    --------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income..................................................  $   708     $   683     $   702
Adjustments to reconcile net income to net cash provided by
  (used in) operating activities:
  Insurance liabilities.....................................     (217)        224          22
  Reinsurance recoverables..................................       91        (202)         31
  Deferred policy acquisition costs.........................      (28)        (25)        (21)
  Premiums and accounts receivable..........................      (84)       (107)       (238)
  Accounts payable, accrued expenses and other
     liabilities............................................       60          65         (30)
  Deferred income taxes.....................................      339        (164)         90
  Realized investment (gains) losses........................      225          11          (7)
  Depreciation and goodwill amortization....................      153         132         154
  Gains on sales of businesses..............................     (201)        (99)        (95)
  Other assets..............................................       55          14         (32)
  Other, net................................................      (76)       (158)         95
                                                              -------     -------     -------
     Net cash provided by operating activities..............    1,025         374         671
                                                              -------     -------     -------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold:
  Fixed maturities..........................................    1,792       2,120       2,336
  Mortgage loans............................................      579         332         758
  Policy loans..............................................       16          68         272
  Equity securities.........................................        6          17          24
  Other (primarily short-term investments)..................    6,649       6,736       5,958
Investment maturities and repayments:
  Fixed maturities..........................................    1,989       1,871       2,404
  Mortgage loans............................................      550         882         426
Investments purchased:
  Fixed maturities..........................................   (5,054)     (4,542)     (4,293)
  Mortgage loans............................................   (1,310)     (1,352)     (1,381)
  Equity securities.........................................       (1)       (111)        (17)
  Other (primarily short-term investments)..................   (6,877)     (6,735)     (5,945)
Sale of portion of life reinsurance business................       --          45          --
Other, net..................................................     (414)       (222)       (358)
                                                              -------     -------     -------
     Net cash provided by (used in) investing activities....   (2,075)       (891)        184
                                                              -------     -------     -------
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits and interest credited to contractholder deposit
  funds.....................................................    8,536       8,765       7,585
Withdrawals and benefit payments from contractholder deposit
  funds.....................................................   (6,964)     (7,642)     (8,296)
Dividends paid to parent....................................     (408)       (582)       (535)
Repayment of long term debt.................................       --         (42)         --
Other, net..................................................        2           4           1
                                                              -------     -------     -------
     Net cash provided by (used in) financing activities....    1,166         503      (1,245)
                                                              -------     -------     -------
Net increase (decrease) in cash and cash equivalents........      116         (14)       (390)
Cash and cash equivalents, beginning of year................      622         636       1,026
                                                              -------     -------     -------
Cash and cash equivalents, end of year......................  $   738     $   622     $   636
                                                              =======     =======     =======
SUPPLEMENTAL DISCLOSURE OF CASH INFORMATION:
  Income taxes paid, net of refunds.........................  $   132     $   435     $   337
  Interest paid.............................................  $    --     $     2     $     3
                                                              -------     -------     -------

The accompanying Notes to the Financial Statements are an integral part of these statements.

                       NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 -- DESCRIPTION OF BUSINESS

     Connecticut General Life Insurance Company and its subsidiaries (collectively referred to as "Connecticut General") provide employee benefits offered through the workplace, including group life and health insurance, retirement products and services and investment management. Connecticut General operates throughout the United States and in selected international locations. Connecticut General is an indirect wholly-owned subsidiary of CIGNA Corporation (CIGNA).

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION

     The consolidated financial statements include the accounts of Connecticut General and all significant subsidiaries. Intercompany transactions and accounts have been eliminated in consolidation.

     These consolidated financial statements were prepared in conformity with accounting principles generally accepted in the United States. Amounts recorded in the financial statements reflect management's estimates and assumptions about medical costs, investment valuation, interest rates and other factors. Significant estimates are discussed throughout these Notes; however, actual results could differ from those estimates.

B.  RECENT ACCOUNTING PRONOUNCEMENT

     DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. As of January 1, 2001, Connecticut General implemented Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities." At implementation, SFAS No. 133 had an immaterial effect on Connecticut General's consolidated financial statements, increasing net income and accumulated other comprehensive income each by less than $1 million. Additional information regarding SFAS No. 133 and the nature and accounting treatment of Connecticut General's derivative financial instruments is included in Note 6(G).

     GOODWILL. In June 2001, the Financial Accounting Standards Board (FASB) issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 eliminates the practice of amortizing goodwill through periodic charges to earnings and establishes a new methodology for reporting and measuring goodwill and other intangible assets.

     Under this new accounting standard, Connecticut General will cease goodwill amortization on January 1, 2002. Goodwill amortization (after-tax) was $19 million in 2001, 2000 and 1999. Had accounting standards not changed, goodwill amortization for 2002 would have been approximately the same amount as in 2001. At implementation, Connecticut General does not expect the new standard to result in impairment losses or have any other significant effect on Connecticut General's consolidated financial statements.

     IMPAIRMENT OF LONG-LIVED ASSETS. In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." Under SFAS No. 144, long-lived assets to be sold within one year must be separately identified and carried at the lower of carrying value or fair value less costs to sell.

     Long-lived assets expected to be held longer than one year are subject to depreciation and must be written down to fair value when impaired. When Connecticut General determines that a long-lived asset originally designated to be sold within one year will not be sold in that time frame (such as certain foreclosed real estate), the asset must be written down to the lower of current fair value or fair value at acquisition adjusted to reflect depreciation since acquisition. SFAS No. 144 must be implemented by January 1, 2002. Connecticut General does not expect this statement to have a material effect on its consolidated financial statements.

C.  FINANCIAL INSTRUMENTS

     In the normal course of business, Connecticut General enters into transactions involving various types of financial instruments. These financial instruments include investments (such as fixed maturities and equity securities) and off-balance-sheet instruments (such as investment and certain loan commitments and financial guarantees). These instruments may change in value due to interest rate and market fluctuations, and most also have credit risk. Connecticut General evaluates and monitors each financial instrument individually and, when management considers it appropriate, uses a derivative instrument or obtains collateral or another form of security to minimize risk of loss.

     Most financial instruments that are subject to fair value disclosure requirements (such as fixed maturities and equity securities) are carried in the financial statements at amounts that approximate fair value. At the end of 2001 and 2000, the fair values of mortgage loans and contractholder deposit funds were not materially different from their carrying amounts. Fair values of off-balance-sheet financial instruments were not material.

     Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, management estimates fair value based on discounted cash flow analyses, which use current interest rates for similar financial instruments with comparable terms and credit quality. Management estimates the fair value of liabilities for contractholder deposit funds using the amount payable on demand and, for those deposit funds not payable on demand, using discounted cash flow analyses. In many cases, the estimated fair value of a financial instrument may differ significantly from the amount that could be realized if the instrument were sold immediately.

D.  INVESTMENTS

     Connecticut General's accounting policies for investment assets are discussed below.

     FIXED MATURITIES AND MORTGAGE LOANS. Investments in fixed maturities include bonds, mortgage- and other asset-backed securities and redeemable preferred stocks. These investments are classified as available for sale and are carried at fair value. Fixed maturities are considered impaired, and amortized cost is written down to fair value, when management expects a decline in value to persist.

     Mortgage loans are carried at unpaid principal balances. Impaired loans are carried at the lower of unpaid principal or fair value of the underlying collateral. Mortgage loans are considered impaired when it is probable that Connecticut General will not collect amounts due according to the terms of the loan agreement.

     When an investment is current, Connecticut General recognizes interest income when it is earned. Connecticut General stops recognizing interest income on fixed maturities and mortgage loans when they are delinquent or have been restructured as to terms (interest rate or maturity date). Net investment income on these investments is only recognized when interest payments are actually received.

     REAL ESTATE. Investment real estate can be held to produce income or for sale.

     Connecticut General carries real estate held to produce income at depreciated cost less any write-downs to fair value due to impairment. Connecticut General assesses real estate held to produce income for impairment when cash flows indicate that the carrying value may not be recoverable. Depreciation is generally calculated using the straight-line method based on the estimated useful life of the particular real estate asset.

     Connecticut General acquires most real estate held for sale through foreclosure of mortgage loans. At the time of foreclosure, properties are valued at fair value less estimated costs to sell, and are reclassified from mortgage loans to real estate held for sale. After foreclosure, these investments are carried at the lower of fair value at foreclosure or current fair value, less estimated costs to sell, and are no longer depreciated. Valuation reserves reflect changes in fair value after foreclosure. Connecticut General rehabilitates, re-leases, and sells foreclosed properties held for sale. This process usually takes from two to four years unless management considers a near-term sale preferable.

     Connecticut General uses several methods to determine the fair value of real estate, but relies primarily on discounted cash flow analyses and, in some cases, third-party appraisals.

     EQUITY SECURITIES AND SHORT-TERM INVESTMENTS. Connecticut General classifies equity securities and short-term investments as available for sale and carries them at fair value, which for short-term investments approximates cost. Equity securities include common and non-redeemable preferred stocks.

     POLICY LOANS.  Policy loans are carried at unpaid principal balances.

     OTHER LONG-TERM INVESTMENTS. Other long-term investments include assets in the separate accounts in excess of separate account liabilities (see Note 2(K)). These assets are carried at fair value.

     INVESTMENT GAINS AND LOSSES. Realized investment gains and losses result from sales, investment asset write-downs and changes in valuation reserves, and are based on specifically identified assets. Connecticut General's net income does not include gains and losses on investment assets related to experience-rated pension policyholders' contracts and participating life insurance policies (policyholder share) because these amounts generally accrue to the policyholders.

     Unrealized gains and losses on investments carried at fair value are included in accumulated other comprehensive income, net of policyholder share and deferred income taxes.

     DERIVATIVE FINANCIAL INSTRUMENTS. Note 6(G) discusses Connecticut General's accounting policies for derivative financial instruments.

E.  CASH AND CASH EQUIVALENTS

     Cash equivalents consist of short-term investments that will mature in three months or less from the time of purchase.

F.  REINSURANCE RECOVERABLES

     Reinsurance recoverables are estimates of amounts that Connecticut General will receive from reinsurers. Allowances are established for amounts owed to Connecticut General under reinsurance contracts that management believes will not be received.

G.  DEFERRED POLICY ACQUISITION COSTS

     Acquisition costs consist of commissions, premium taxes, and other costs that Connecticut General incurs to acquire new business. Depending on the product line they relate to, Connecticut General records acquisition costs in different ways.

   -- CONTRACTHOLDER DEPOSIT FUNDS AND UNIVERSAL LIFE PRODUCTS are deferred and amortized in proportion to the present value of total estimated gross profits over the expected lives of the contracts.

   -- ANNUITY AND OTHER INDIVIDUAL LIFE INSURANCE PRODUCTS are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods.

   --  OTHER PRODUCTS are expensed as incurred.

     Management estimates the present value of future revenues less expected payments on products that carry deferred policy acquisition costs. If that estimate is less than the deferred costs, Connecticut General reduces deferred policy acquisition costs and records an expense.

H.  PROPERTY AND EQUIPMENT

     Property and equipment is carried at cost less accumulated depreciation. When applicable, cost includes interest, real estate taxes and other costs incurred during construction. Also included in this category is internal-use software that is acquired, developed or modified solely to meet Connecticut General's internal needs, with no plan to market externally. Costs directly related to obtaining, developing or upgrading internal-use software are capitalized. Unamortized internal-use software costs were $328 million at December 31, 2001 and $138 million at December 31, 2000.

     Connecticut General calculates depreciation and amortization principally using the straight-line method based on the estimated useful life of each asset. Accumulated depreciation and amortization was $718 million at December 31, 2001, and $599 million at December 31, 2000.

I.  OTHER ASSETS

     Other assets consist primarily of various insurance-related assets.

J.  GOODWILL AND OTHER INTANGIBLES

     Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. Other intangible assets primarily represent purchased customer lists and provider contracts.

     Connecticut General amortizes goodwill and other intangibles on a straight-line basis over periods ranging from eight to 40 years. Management revises amortization periods if it believes there has been a change in the length of time that an intangible will continue to have value. Accumulated amortization was $217 million at December 31, 2001, and $192 million at December 31, 2000.

     For businesses that have recorded goodwill, management analyzes historical and estimated future income or undiscounted cash flows. If this analysis yields an amount that is lower than the amount recorded as goodwill, Connecticut General reduces goodwill and records an expense.

     Beginning January 1, 2002, Connecticut General will cease goodwill amortization and will establish a new methodology for evaluating the recoverability of its goodwill. See Note 2(B).

K.  SEPARATE ACCOUNTS

     Separate account assets and liabilities are contractholder funds maintained in accounts with specific investment objectives, including assets and liabilities of separate trust arrangements for the benefit of purchasers of certain investment products. The assets of these accounts are legally segregated and are not subject to claims that arise out of any of Connecticut General's other businesses. These accounts are carried at fair value. The investment income, gains and losses of these accounts generally accrue to the contractholders and are not included in Connecticut General's revenues and expenses, except for fees earned for asset management services that are reported in premiums and fees.

L.  CONTRACTHOLDER DEPOSIT FUNDS

     Liabilities for contractholder deposit funds include deposits received from customers for investment-related and universal life products and investment earnings on their fund balances. These liabilities are adjusted to reflect administrative charges, policyholder share of unrealized appreciation or depreciation on investment assets and, for universal life fund balances, mortality charges.

M.  UNPAID CLAIMS AND CLAIM EXPENSES

     Liabilities for unpaid claims and claim expenses are estimates of payments to be made under health and dental coverages for reported claims and for losses incurred but not yet reported. Management develops these estimates using actuarial methods based upon historical data for payment patterns, cost trends, product mix, seasonality, utilization of health care services and other relevant factors. When estimates change, Connecticut General records the adjustment in benefits, losses and settlement expenses.

N.  FUTURE POLICY BENEFITS

     Future policy benefits are liabilities for estimated future obligations under traditional life and health policies and annuity products currently in force. These obligations are estimated using actuarial methods based on assumptions as to premiums, future investment yield, mortality, morbidity and withdrawals that allow for adverse deviation and, for specialty life reinsurance contracts that guarantee a minimum death benefit based on unfavorable changes in variable annuity account values, equity market returns and the volatility of the underlying equity and bond mutual fund investments.

     Specifically, the estimates for individual life insurance and annuity future policy benefits are computed using interest rate assumptions that generally decline over the first 20 years and range from 2% to 10%. Mortality, morbidity and withdrawal assumptions are based on either Connecticut General's own experience or actuarial tables. Assumptions for equity market returns and the volatility of underlying equity and bond mutual fund investments are based on historical market experience adjusted to reflect both short-term and long-term future expectations.

O.  UNEARNED PREMIUMS

     Premiums for group life, accident, and health insurance are recognized as revenue on a pro rata basis over the contract period. The unrecognized portion of these premiums is recorded as unearned premiums.

P.  OTHER LIABILITIES

     Other liabilities consist principally of postretirement and postemployment benefits and various insurance-related liabilities, including amounts related to reinsurance contracts and guaranty fund assessments that management can reasonably estimate. Other liabilities also include the loss position of certain derivatives. See Note 6(G).

Q.  TRANSLATION OF FOREIGN CURRENCIES

     Connecticut General conducts its international business through foreign branches that maintain assets and liabilities in local currencies, which are generally their functional currencies. Connecticut General uses exchange rates as of the balance sheet date to translate assets and liabilities into U.S. dollars. The translation gain or loss on functional currencies, net of applicable taxes, is generally reflected in accumulated other comprehensive income. Connecticut General uses average exchange rates during the year to translate revenues and expenses into U.S. dollars.

R.  PREMIUMS AND FEES, REVENUES AND RELATED EXPENSES

     Premiums for group life, accident and health insurance are recognized as revenue on a pro rata basis over the contract period. Benefits, losses and settlement expenses are recognized when incurred.

     Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits, losses and settlement expenses are matched with premiums.

     Revenue for investment-related products is recognized as follows:

     - Net investment income on assets supporting investment-related products is recognized as earned.

     - Contract fees, which are based upon related administrative expenses, are assessed against the customer's fund balance ratably over the contract year.

     Benefit expenses for investment-related products consist primarily of income credited to policyholders in accordance with contract provisions.

     Revenue for universal life products is recognized as follows:

     - Net investment income on assets supporting universal life products is recognized as earned.

     - Fees for mortality are recognized ratably over the policy year.

     - Administration fees are recognized as services are provided.

     - Surrender charges are recognized as earned.

     Benefit expenses for universal life products consist of benefit claims in excess of policyholder account balances. Expenses are recognized when claims are filed, and income is credited in accordance with contract provisions.

S.  PARTICIPATING BUSINESS

     Connecticut General's participating life insurance policies entitle policyholders to earn dividends that represent a portion of the earnings of Connecticut General. Participating insurance accounted for approximately 7% of Connecticut General's total life insurance in force at the end of 2001 and 1999, and 8% at the end of 2000.

T.  INCOME TAXES

     Connecticut General and its domestic subsidiaries are included in the consolidated United States federal income tax return filed by CIGNA. The provision for federal income tax is calculated as if Connecticut General were filing a separate federal income tax return. Connecticut General generally recognizes deferred income taxes when assets and liabilities have different values for financial statement and tax reporting purposes. Note 10 contains detailed information about Connecticut General's income taxes.

NOTE 3 -- DISPOSITIONS

     Connecticut General conducts regular strategic and financial reviews of its businesses to ensure that capital is used effectively. As a result of these reviews, Connecticut General may acquire or dispose of assets, subsidiaries or lines of business. Significant transactions are described below.

     SALE OF PORTIONS OF U.S. LIFE REINSURANCE BUSINESS. As of June 1, 2000, Connecticut General sold its U.S. individual life, group life and accidental death reinsurance business for cash proceeds of approximately $170 million. The sale generated an after-tax gain of approximately $85 million, but recognition of that gain was deferred because the sale was structured as an indemnity reinsurance arrangement.

     During 2001, the acquirer entered into agreements with most of the reinsured parties, relieving Connecticut General of any remaining obligations to those parties. As a result, Connecticut General accelerated the recognition of $69 million after-tax of the deferred gain in 2001. Excluding the accelerated gain recognition, Connecticut General also recognized $9 million after-tax of the deferred gain in Other Operations in 2001, compared with $7 million after-tax in 2000. The remaining deferred gain as of December 31, 2001, was approximately $3 million after-tax.

     Connecticut General has placed its remaining reinsurance businesses (including its accident, domestic health, international life and health, and specialty life reinsurance business) into run-off and stopped underwriting new reinsurance business. During 2000, Connecticut General recorded after-tax charges for the run-off reinsurance business totaling $86 million as follows:

     - A charge of $84 million to strengthen reserves, following a review of reserve assumptions for certain specialty life reinsurance contracts. These contracts guarantee certain minimum death benefits based on unfavorable changes in variable annuity account values. These values are derived from underlying equity and bond mutual fund investments; and

     - A charge of $2 million for restructuring costs (principally severance).

     SALE OF INDIVIDUAL LIFE INSURANCE AND ANNUITY BUSINESS. In 1998, Connecticut General sold its individual life insurance and annuity business for cash proceeds of $1.4 billion. The sale generated an after-tax gain of approximately $770 million, the majority of which was deferred and is recognized at the rate that earnings from the sold business would have been expected to emerge (primarily over 15 years on a declining basis). Connecticut General recognized $52 million of the deferred gain in 2001, $57 million in 2000 and $62 million in 1999. The remaining deferred gain as of December 31, 2001, was $331 million after-tax.

NOTE 4 -- EVENTS OF SEPTEMBER 11, 2001

     As a result of claims arising from the events of September 11, 2001, Connecticut General recorded after-tax charges of $5 million in 2001. These changes, which are net of reinsurance, primarily related to life insurance claims.

NOTE 5 -- RESTRUCTURING PROGRAM

     In the fourth quarter of 2001, Connecticut General adopted a restructuring program primarily to consolidate existing health service centers into regional service centers. As a result, Connecticut General recognized in operating expenses a pre-tax charge of $40 million ($26 million after-tax). The pre-tax charge consisted of $20 million of severance costs ($13 million after-tax) and $20 million in real estate costs ($13 million after-tax) relating to vacating certain locations.

     The severance charge reflected the expected reduction of approximately 1,250 employees. In the fourth quarter of 2001, approximately 180 employees were terminated under the program. As a result of the consolidation of health service centers, Connecticut General expects to hire approximately 430 employees, thereby resulting in a net reduction of approximately 820 employees under this program. The real estate charges consisted of approximately $15 million pre-tax related to vacating leased facilities, which are cash obligations pertaining to non-cancelable lease obligations and lease termination penalties. The charge also included approximately $5 million pre-tax of non-cash asset write-downs. As of December 31, 2001, Connecticut General paid $3 million related to severance and vacating leased facilities under this program.

     Connecticut General expects this restructuring program to be substantially completed during 2002. The table below indicates Connecticut General's restructuring activity (pre-tax) for this program.

                                                                 SEVERANCE
                                                              ----------------
                                                               NO. OF             REAL    TOTAL
                                                              EMPLOYEES   COST   ESTATE   CHARGE
                                                              ---------   ----   ------   ------
                                                                    (DOLLARS IN MILLIONS)
Fourth quarter 2001 charge..................................    1,250     $20     $20      $40
Fourth quarter reductions:
  Employees.................................................     (180)     (2)              (2)
  Lease costs...............................................                       (1)      (1)
  Asset write-downs.........................................                       (5)      (5)
                                                                -----     ---     ---      ---
Balance as of December 31, 2001.............................    1,070     $18     $14      $32
                                                                =====     ===     ===      ===

NOTE 6 -- INVESTMENTS

     Connecticut General's investments, as recorded on the balance sheet, include policyholder share. Policyholder share includes the investment assets related to both experience-rated pension policyholder contracts and participating life insurance policies. See Note 8(B) for discussion on the investment gains and losses associated with policyholder share.

A.  FIXED MATURITIES

     The amortized cost and fair value by contractual maturity periods for fixed maturities, including policyholder share, were as follows at December 31, 2001:

                                                              AMORTIZED    FAIR
                                                                COST       VALUE
                                                              ---------   -------
                                                                 (IN MILLIONS)
Due in one year or less.....................................   $   750    $   758
Due after one year through five years.......................     4,767      4,949
Due after five years through ten years......................     5,282      5,499
Due after ten years.........................................     2,859      3,092
Mortgage- and other asset-backed securities.................     5,042      5,053
                                                               -------    -------
Total.......................................................   $18,700    $19,351
                                                               =======    =======

     Actual maturities could differ from contractual maturities because issuers may have the right to call or prepay obligations, with or without penalties. Also, in some cases Connecticut General may extend maturity dates.

     Gross unrealized appreciation (depreciation) on fixed maturities, including policyholder share, by type of issuer was as follows:

                                                                        DECEMBER 31, 2001
                                                       ----------------------------------------------------
                                                       AMORTIZED     UNREALIZED      UNREALIZED      FAIR
                                                         COST       APPRECIATION    DEPRECIATION     VALUE
                                                       ---------    ------------    ------------    -------
                                                                          (IN MILLIONS)
Federal government and agency........................   $   610        $  168          $  --        $   778
State and local government...........................       160             9             (1)           168
Foreign government...................................       273            21            (11)           283
Corporate............................................    12,615           662           (208)        13,069
Federal agency mortgage-backed.......................       582            14             (3)           593
Other mortgage-backed................................     2,130            53            (50)         2,133
Other asset-backed...................................     2,330            75            (78)         2,327
                                                        -------        ------          -----        -------
Total................................................   $18,700        $1,002          $(351)       $19,351
                                                        =======        ======          =====        =======

                                                                        DECEMBER 31, 2000
                                                       ----------------------------------------------------
Federal government and agency........................   $   439        $  216          $  --        $   655
State and local government...........................       151             9             (1)           159
Foreign government...................................       246            11             (4)           253
Corporate............................................    11,228           428           (249)        11,407
Federal agency mortgage-backed.......................       525            14             --            539
Other mortgage-backed................................     1,924            39            (24)         1,939
Other asset-backed...................................     2,935            62           (110)         2,887
                                                        -------        ------          -----        -------
Total................................................   $17,448        $  779          $(388)       $17,839
                                                        =======        ======          =====        =======

     As of December 31, 2001 Connecticut General had commitments to purchase $56 million of fixed maturities. Most of these commitments are to purchase unsecured investment grade bonds bearing interest at a fixed market rate. These bond commitments are diversified by issuer and maturity date. Connecticut General expects to disburse the committed amounts in 2002.

B.  MORTGAGE LOANS AND REAL ESTATE

     Connecticut General's mortgage loans and real estate investments are diversified by property type, location, and, for mortgage loans, borrower. Mortgage loans, which are secured by the related property, are generally made at less than 70% of the property's value.

     At December 31, the carrying values of mortgage loans and real estate investments, including policyholder share, were as follows:

                                                               2001      2000
                                                              ------    ------
                                                               (IN MILLIONS)
Mortgage loans..............................................  $9,077    $8,998
                                                              ------    ------
Real estate:
  Held for sale.............................................     230       232
  Held to produce income....................................     182       276
                                                              ------    ------
          Total real estate.................................     412       508
                                                              ------    ------
          Total.............................................  $9,489    $9,506
                                                              ======    ======

     At December 31, mortgage loans and real estate investments were distributed among the following property types and geographic regions:

                                                               2001      2000
                                                              ------    ------
                                                               (IN MILLIONS)
PROPERTY TYPE
Retail facilities...........................................  $2,935    $2,938
Office buildings............................................   3,944     4,024
Apartment buildings.........................................   1,172     1,129
Industrial..................................................     685       593
Hotels......................................................     519       572
Other.......................................................     234       250
                                                              ------    ------
          Total.............................................  $9,489    $9,506
                                                              ======    ======
GEOGRAPHIC REGION
Central.....................................................  $2,639    $2,878
Pacific.....................................................   1,883     2,026
South Atlantic..............................................   1,794     1,662
Middle Atlantic.............................................   1,550     1,494
Mountain....................................................     789       630
Other.......................................................     834       816
                                                              ------    ------
          Total.............................................  $9,489    $9,506
                                                              ======    ======

     MORTGAGE LOANS. At December 31, 2001, scheduled mortgage loan maturities were as follows (in billions): $1.1 in 2002, $1.5 in 2003, $1.4 in 2004, $1.1 in
2005, $1.1 in 2006, and $2.9 thereafter.

     Actual maturities could differ from contractual maturities for several reasons: borrowers may have the right to prepay obligations, with or without prepayment penalties; the maturity date may be extended; and loans may be refinanced.

     As of December 31, 2001, Connecticut General had commitments to extend credit under commercial mortgage loan agreements of $66 million, most of which were at a fixed market rate of interest. Connecticut General expects to disburse the committed amounts in 2002.

     At December 31, impaired mortgage loans and valuation reserves were as follows:

                                                              2001    2000
                                                              -----   -----
                                                              (IN MILLIONS)
Impaired loans with no valuation reserves...................  $105    $ 55
Impaired loans with valuation reserves......................    94     169
                                                              ----    ----
Total impaired loans........................................   199     224
Less valuation reserves.....................................   (14)    (35)
                                                              ----    ----
Net impaired loans..........................................  $185    $189
                                                              ====    ====

     During the year ended December 31, changes in reserves for impaired mortgage loans, including policyholder share, were as follows:

                                                              2001    2000
                                                              -----   -----
                                                              (IN MILLIONS)
Reserve balance -- January 1................................  $ 35     $11
Transfers to foreclosed real estate.........................   (20)     (5)
Charge-offs upon sales......................................    (5)     (1)
Net change in reserves......................................     4      30
                                                              ----     ---
Reserve balance -- December 31..............................  $ 14     $35
                                                              ====     ===

     Impaired mortgage loans, before valuation reserves, averaged approximately $198 million in 2001, and $255 million in 2000. Interest income recorded (cash received) on impaired loans was approximately $6 million in 2001 and $17 million in 2000.

     During 1999, Connecticut General refinanced approximately $96 million of its mortgage loans at then-current market rates for borrowers unable to obtain alternate financing. There were no such refinancings in 2001 or 2000.

     REAL ESTATE. During 2001, non-cash investing activities included $102 million of real estate acquired through foreclosure of mortgage loans, compared to $73 million for 2000 and $13 million for 1999. The total of valuation reserves and cumulative write-downs related to real estate, including policyholder share, was $89 million at the end of 2001, compared to $69 million at the end of 2000. Net investment income from real estate held for sale (excluding policyholder share) was $8 million for 2001, $4 million for 2000 and $6 million for 1999. Write downs upon foreclosure and changes in valuation reserves were $4 million after-tax (excluding policyholder share) for 2001 and 2000, and less than $1 million for 1999.

     As of December 31, 2001, Connecticut General had commitments to purchase $49 million of real estate investments, diversified by property type and geographic region. Connecticut General expects to disburse approximately 76% of the committed amounts in 2002.

C.  SHORT-TERM INVESTMENTS AND CASH EQUIVALENTS

     Short-term investments and cash equivalents were primarily corporate securities of $666 million, other asset backed securities of $147 million and federal government bonds of $46 million at December 31, 2001. Connecticut General's short-term investments and cash equivalents at December 31, 2000 included $371 million in corporate securities, $149 million in money market funds and $49 million in federal government bonds.

D.  NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS

     Unrealized appreciation (depreciation) on investments carried at fair value at December 31 was as follows:

                                                               2001    2000
                                                              ------   -----
                                                              (IN MILLIONS)
Unrealized appreciation:
Fixed maturities............................................  $1,002   $ 779
Equity securities...........................................      26      18
                                                              ------   -----
                                                               1,028     797
                                                              ------   -----
Unrealized depreciation:
  Fixed maturities..........................................    (351)   (388)
  Equity securities.........................................     (23)    (22)
                                                              ------   -----
                                                                (374)   (410)
                                                              ------   -----
                                                                 654     387
Less policyholder-related amounts...........................     462     321
                                                              ------   -----
Shareholder net unrealized appreciation.....................     192      66
Less deferred income taxes..................................      81      34
                                                              ------   -----
Net unrealized appreciation.................................  $  111   $  32
                                                              ======   =====

E.  NON-INCOME PRODUCING INVESTMENTS

     As of December 31, the carrying values of investments, including policyholder share, that were non-income producing during the preceding twelve months were as follows:

                                                              2001    2000
                                                              -----   -----
                                                              (IN MILLIONS)
Fixed maturities............................................  $ 40    $  8
Mortgage loans..............................................     1       1
Real estate.................................................   122     156
Other long-term investments.................................    90      47
                                                              ----    ----
Total.......................................................  $253    $212
                                                              ====    ====

F.  CONCENTRATION OF RISK

     As of December 31, 2001 and 2000, Connecticut General did not have a concentration of investments in a single issuer or borrower exceeding 10% of shareholder's equity.

G.  DERIVATIVE FINANCIAL INSTRUMENTS

     Connecticut General's investment strategy is to manage the characteristics of investment assets (such as duration, yield, currency, and liquidity) to meet the varying demands of the related insurance and contractholder liabilities (such as paying claims, investment returns and withdrawals). As part of this investment strategy, Connecticut General typically uses derivatives to minimize interest rate, foreign currency and equity price risks. Connecticut General routinely monitors exposure to credit risk associated with derivatives and diversifies the portfolio among approved dealers of high credit quality to minimize credit risk. Connecticut General also writes reinsurance contracts to minimize customers' market risks and insurance contracts that credit income to policyholders based on the change in an equity index.

     As of January 1, 2001, Connecticut General implemented SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." At implementation, SFAS No. 133 had an immaterial effect on Connecticut General's consolidated financial statements, increasing net income and accumulated other comprehensive income each by less than $1 million. SFAS No. 133 allows companies to use hedge accounting when derivatives are designated, qualify and are highly effective as hedges. Under hedge accounting, the changes in fair value of the derivative and the hedged risk are generally recognized together and offset each other when reported in net income.

     Beginning on January 1, 2001, Connecticut General accounts for derivative instruments as follows:

     - Derivatives are reported on the balance sheet at fair value with changes in fair values reported in net income or accumulated other comprehensive income.

     - Changes in the fair value of derivatives that hedge market risk related to future cash flows -- and that qualify for hedge accounting -- are reported in a separate caption in accumulated other comprehensive income. These hedges are referred to as cash flow hedges.

     - A change in the fair value of a derivative instrument may not always equal the change in the fair value of the hedged item; this difference is referred to as hedge ineffectiveness. Where hedge accounting is used, Connecticut General reflects hedge ineffectiveness in net income (generally as part of realized investment gains and losses).

     - Features of certain investments and obligations are accounted for as derivatives, such as certain fixed maturities' investment returns that are based on the performance of commercial loan pools. As permitted under SFAS No. 133, derivative accounting has not been applied to such features of investments or obligations existing before January 1, 1999.

     In 2001, Connecticut General recorded $12 million pre-tax in realized investment losses for embedded derivatives whose fair value is based on the performance of underlying commercial loan pools. The effects of other derivatives were not material to Connecticut General's consolidated results of operations, liquidity or financial condition for 2001, 2000 or 1999.

     The table below presents information about the nature and accounting treatment of Connecticut General's primary derivative financial instruments. Derivatives in Connecticut General's separate accounts are not included because associated gains and losses generally accrue directly to policyholders.

--------------------------------------------------------------------------------------------------------------------
                                                                                        ACCOUNTING POLICY
INSTRUMENT    RISK          PURPOSE                       CASH FLOWS                    (BEGINNING JANUARY 1, 2001*)
--------------------------------------------------------------------------------------------------------------------
SWAPS         Interest      Connecticut General hedges    Connecticut General periodi-  Using cash flow hedge
              rate and      the interest or foreign       cally exchanges cash flows    accounting, fair values are
              foreign       currency cash flows of fixed  between variable and fixed    reported in other long-term
              currency      maturities to match           interest rates or between     investments or other
              risk          associated liabilities.       two currencies for both       liabilities and other com-
                            Currency swaps are primarily  principal and interest.       prehensive income. Net
                            euros for periods of up to                                  interest cash flows are
                            20 years.                                                   reported in net investment
                                                                                        income.
--------------------------------------------------------------------------------------------------------------------
FORWARD       Interest      Connecticut General hedges    Connecticut General periodi-  Fair values are reported in
SWAPS         rate risk     fair value changes of fixed   cally exchanges the           other long-term investments
                            maturity and mortgage loan    difference between variable   or other liabilities and in
                            investments primarily         and fixed rate asset cash     contractholder deposit fund
                            related to experience-rated   flows, to begin at a          liabilities, with no effect
                            pension policyholder con-     designated future date.       on net income.
                            tracts.
                            ----------------------------------------------------------------------------------------
                            Connecticut General hedges    Connecticut General receives  Fair values of the forward
                            fair value changes of         (pays) cash in the amount of  swaps are reported in other
                            mortgage loan participations  fair value changes when the   assets or liabilities, with
                            to be sold.                   mortgage loan participation   changes reported in other
                                                          is sold.                      revenues or other operating
                                                                                        expenses.
--------------------------------------------------------------------------------------------------------------------
FUTURES       Interest      Connecticut General hedges    Connecticut General receives  Using cash flow hedge
              rate risk     fair value changes of fixed   (pays) cash daily in the      accounting, fair value
                            maturity and mortgage loan    amount of the change in fair  changes are reported in
                            investments to be purchased.  value of the futures          other comprehensive income
                                                          contract.                     and amortized into net
                                                                                        investment income over the
                                                                                        life of the investments
                                                                                        purchased.
--------------------------------------------------------------------------------------------------------------------
EMBEDDED      Interest      Connecticut General           Connecticut General receives  Fair values of the embedded
SWAPS         rate and      purchases fixed maturities    cash based on the             return features are reported
              credit risk   with investment return        performance of underlying     in fixed maturities, with
                            features that are based on    commercial loan pools.        changes reported in realized
                            the performance of underly-                                 gains and losses.
                            ing commercial loan pools.

--------------------------------------------------------------------------------------------------------------------
                                                                                        ACCOUNTING POLICY
INSTRUMENT    RISK          PURPOSE                       CASH FLOWS                    (BEGINNING JANUARY 1, 2001*)
--------------------------------------------------------------------------------------------------------------------
WRITTEN AND   Primarily     Connecticut General writes    Connecticut General receives  Fair values are reported in
PURCHASED     equity risk   reinsurance contracts to      (pays) an up-front fee and    other liabilities and other
OPTIONS                     guarantee minimum income      will periodically pay         assets. Changes in fair
                            benefits resulting from       (receive) cash resulting      value are reported in other
                            unfavorable changes in        from the unfavorable changes  revenues or other operating
                            variable annuity account      in account values when        expenses.
                            values based on underlying    account holders elect to
                            mutual funds. Connecticut     receive minimum income
                            General purchases             payments.
                            reinsurance contracts to
                            hedge the market risks
                            assumed. These contracts are
                            accounted for as written and
                            purchased options.
                            ----------------------------------------------------------------------------------------
                            Connecticut General writes    Under written options,        Fair values of written
                            certain universal life        Connecticut General may be    options are reported in
                            insurance contracts that      required to make payments to  contractholder deposit
                            credit income to              policyholders at the end of   funds, with changes re-
                            policyholders based on the    the contract, depending on    ported in benefit expense.
                            change in an equity index.    the change in an equity       Fair values of purchased
                            Connecticut General           index. Under purchased        options are reported in
                            purchases options to hedge    options, Connecticut General  other assets or lia-
                            the effect of income          pays an up-front fee to       bilities, with changes
                            credited under these          third parties, and may        reported in other revenues
                            contracts.                    receive cash at the end of    or other operating expenses.
                                                          the contract based on the
                                                          change in this equity index.
--------------------------------------------------------------------------------------------------------------------

* Prior to January 1, 2001, accounting policies differed as follows: the fair value of swaps was reported with fixed maturities; changes in fair value of embedded swaps were included in other comprehensive income with the fair value of fixed maturities; changes in the fair value of futures were reported with fixed maturities and mortgage loan investments; and purchased options were reported in benefit expense at amortized cost adjusted for any change in equity indexes.

NOTE 7 -- ACCUMULATED OTHER COMPREHENSIVE INCOME

     Changes in accumulated other comprehensive income (which exclude policyholder share) were as follows:

                                                                           TAX
                                                                        (EXPENSE)
                                                              PRE-TAX    BENEFIT    AFTER-TAX
                                                              -------   ---------   ---------
                                                                       (IN MILLIONS)
2001
NET UNREALIZED APPRECIATION, SECURITIES:
Unrealized depreciation on securities held..................   $ (96)     $ 33        $ (63)
Losses realized on securities...............................     224       (78)         146
Reclassification to establish separate caption for
  derivatives...............................................      (6)        2           (4)
                                                               -----      ----        -----
Net unrealized appreciation, securities.....................   $ 122      $(43)       $  79
                                                               =====      ====        =====
NET UNREALIZED APPRECIATION, DERIVATIVES:
Reclassification to establish separate caption for
  derivatives...............................................   $   6      $ (2)       $   4
Unrealized appreciation on derivatives held.................       8        (3)           5
                                                               -----      ----        -----
Net unrealized appreciation, Derivatives....................   $  14      $ (5)       $   9
                                                               =====      ====        =====
NET TRANSLATION OF FOREIGN CURRENCIES.......................   $ (11)     $  4        $  (7)
                                                               =====      ====        =====
2000
NET UNREALIZED APPRECIATION, SECURITIES:
Unrealized appreciation on securities held..................   $  87      $(30)       $  57
Losses realized on securities...............................      31       (11)          20
                                                               -----      ----        -----
Net unrealized appreciation, securities.....................   $ 118      $(41)       $  77
                                                               =====      ====        =====
NET TRANSLATION OF FOREIGN CURRENCIES.......................   $   2      $ (1)       $   1
                                                               =====      ====        =====
1999
NET UNREALIZED DEPRECIATION, SECURITIES:
Unrealized depreciation on securities held..................   $(406)     $142        $(264)
Losses realized on securities...............................       1        --            1
                                                               -----      ----        -----
Net unrealized depreciation, securities.....................   $(405)     $142        $(263)
                                                               =====      ====        =====
NET TRANSLATION OF FOREIGN CURRENCIES.......................   $  (2)     $  1        $  (1)
                                                               =====      ====        =====

NOTE 8 -- INVESTMENT INCOME AND GAINS AND LOSSES

A. NET INVESTMENT INCOME

     The components of net investment income, including policyholder share, for the year ended December 31 were as follows:

                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Fixed maturities............................................  $1,429    $1,391    $1,336
Equity securities...........................................       1         4         2
Mortgage loans..............................................     713       714       754
Policy loans................................................     208       200       257
Real estate.................................................      90       108       148
Other long-term investments.................................      36        37        22
Short-term investments and cash.............................      43        40        39
                                                              ------    ------    ------
                                                               2,520     2,494     2,558
Less investment expenses....................................      79        99       137
                                                              ------    ------    ------
Net investment income.......................................  $2,441    $2,395    $2,421
                                                              ======    ======    ======

     Net investment income attributable to policyholder contracts (which is included in Connecticut General's revenues and is primarily offset by amounts included in benefits, losses and settlement expenses) was approximately $1.5 billion for 2001 and $1.4 billion for 2000 and 1999. Net investment income for separate accounts (which is not reflected in Connecticut General's revenues) was $1.0 billion for 2001, $2.0 billion for 2000 and $1.7 billion for 1999.

     Fixed maturities and mortgage loans on which Connecticut General recognizes interest income only when cash is received (referred to as non-accrual investments), including policyholder share, were as follows at December 31:

                                                              2001     2000
                                                              -----    -----
                                                              (IN MILLIONS)
Restructured................................................  $249     $159
Delinquent..................................................    61       49
                                                              ----     ----
Total non-accrual investments...............................  $310     $208
                                                              ====     ====

     For 2001 and 2000, net investment income was $18 million and $8 million lower, respectively, than it would have been if interest on non-accrual investments had been recognized in accordance with the original terms of these investments.

     In 1999, net investment income was $9 million higher than it would have been under the original terms of these investments, because Connecticut General collected unrecognized interest income due in an earlier year.

B.  REALIZED INVESTMENT GAINS AND LOSSES

     Realized gains and losses on investments, excluding policyholder share, for the year ended December 31 were as follows:

                                                              2001     2000    1999
                                                              -----    ----    ----
                                                                  (IN MILLIONS)
Fixed maturities............................................  $(214)   $(34)   $(3)
Equity securities...........................................    (10)      3      2
Mortgage loans..............................................     (1)     (5)    (1)
Real estate.................................................    (11)     22      5
Other.......................................................     11       3      4
                                                              -----    ----    ---
                                                               (225)    (11)     7
Less income tax benefits....................................    (79)     (4)    (1)
                                                              -----    ----    ---
Net realized investment gains (losses)......................  $(146)   $ (7)   $ 8
                                                              =====    ====    ===

     Realized investment gains and losses included impairments in the value of investments, net of recoveries, of $185 million in 2001, $32 million in 2000 and $9 million in 1999.

     Realized investment gains and losses that are not reflected in Connecticut General's revenues for the year ended December 31 were as follows:

                                                              2001      2000      1999
                                                              -----    ------    ------
                                                                    (IN MILLIONS)
Separate accounts...........................................  $(810)   $1,788    $2,253
Policyholder contracts......................................  $(104)   $  (60)   $   31
                                                              -----    ------    ------

     Sales of available-for-sale fixed maturities and equity securities, including policyholder share, for the year ended December 31 were as follows:

                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Proceeds from sales.........................................  $1,798    $2,137    $2,360
Gross gains on sales........................................  $   60    $   63    $   65
Gross losses on sales.......................................  $ (130)   $  (51)   $  (26)
                                                              ------    ------    ------

NOTE 9 -- SHAREHOLDER'S EQUITY AND DIVIDEND RESTRICTIONS

     The Connecticut Insurance Department, which regulates Connecticut General, prescribes accounting practices (which differ in some respects from generally accepted accounting principles) to determine statutory net income and surplus.

     Connecticut General's statutory net income for the year ended, and surplus as of, December 31 were as follows:

                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Net income..................................................  $  358    $  643    $  759
Surplus.....................................................  $2,157    $2,011    $1,934
                                                              ------    ------    ------

     Connecticut General is subject to regulatory restrictions that limit the amount of annual dividends or other distributions (such as loans or cash advances) it may extend to its shareholder without prior approval of regulatory authorities. The maximum dividend distribution that Connecticut General may make during 2002 without prior approval is $579 million. The amount of net assets that could not be distributed without prior approval as of December 31, 2001 was approximately $3.4 billion.

     Connecticut General's capital stock consisted of 5,978,322 shares of common stock authorized and outstanding as of December 31, 2001 and 2000 (par value $5).

NOTE 10 -- INCOME TAXES

     Management believes that Connecticut General's taxable income in future years will be sufficient to realize Connecticut General's net deferred tax assets of $663 million as of December 31, 2001, and $1.1 billion as of December 31, 2000. This determination is based on Connecticut General's earnings history and future expectations.

     Through 1983, a portion of Connecticut General's statutory income was not subject to current income taxation, but was accumulated in a designated policyholders' surplus account. Additions to the account were no longer permitted beginning in 1984. Connecticut General's existing account balance of $450 million would result in a $158 million tax liability only if it were distributed or treated as distributed to shareholders as defined by the Internal Revenue Code. Connecticut General has not provided taxes on this amount because management believes it is remote that conditions requiring taxation will be met.

     CIGNA's federal income tax returns are routinely audited by the Internal Revenue Service. In management's opinion, adequate tax liabilities have been established for all years.

     Deferred income tax assets and liabilities as of December 31 were as follows:

                                                              2001     2000
                                                              ----    ------
                                                              (IN MILLIONS)
DEFERRED TAX ASSETS
Investments, net............................................  $291    $  323
Employee and retiree benefit plans..........................   234       214
Deferred gains on sales of businesses.......................   180       251
Policy acquisition expenses.................................   133       121
Other insurance and contractholder liabilities..............    66       232
Other.......................................................    17        10
                                                              ----    ------
Total deferred tax assets...................................   921     1,151
                                                              ----    ------
DEFERRED TAX LIABILITIES
Depreciation and amortization...............................   177        63
Unrealized appreciation on investments......................    81        34
                                                              ----    ------
Total deferred tax liabilities..............................   258        97
                                                              ----    ------
Net deferred income tax assets..............................  $663    $1,054
                                                              ====    ======

     Current income taxes receivable were $94 million as of December 31, 2001. As of December 31, 2000, current income taxes payable were $31 million.

     The components of income taxes for the year ended December 31 were as follows:

                                                              2001    2000     1999
                                                              ----    -----    ----
                                                                  (IN MILLIONS)
CURRENT TAXES (BENEFITS)
U.S. income.................................................  $ 11    $ 478    $258
Foreign income..............................................     1        2       6
State income................................................    (5)       4       4
                                                              ----    -----    ----
                                                                 7      484     268
                                                              ----    -----    ----
DEFERRED TAXES (BENEFITS)
U.S. income.................................................   339     (164)     90
                                                              ----    -----    ----
                                                               339     (164)     90
                                                              ----    -----    ----
Total income taxes..........................................  $346    $ 320    $358
                                                              ====    =====    ====

     Total income taxes for the year ended December 31 were different from the amount computed using the nominal federal income tax rate of 35% for the following reasons:

                                                              2001    2000    1999
                                                              ----    ----    ----
                                                                 (IN MILLIONS)
Tax expense at nominal rate.................................  $369    $351    $371
Dividends received deduction................................   (13)    (13)     (9)
Amortization of goodwill....................................     5       5       5
Tax-exempt interest income..................................    (4)     (4)     (4)
State income tax (net of federal income tax benefit)........    (2)      2       3
Resolved federal tax audit issues...........................    --     (17)     --
Other.......................................................    (9)     (4)     (8)
                                                              ----    ----    ----
Total income taxes..........................................  $346    $320    $358
                                                              ====    ====    ====

NOTE 11 -- PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

A.  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     Connecticut General provides pension, health care and life insurance benefits to eligible retired employees, spouses and other eligible dependents through various plans which are sponsored by CIGNA.

     Pension benefits are provided through a plan covering most domestic employees and by a separate pension plan for former agents. CIGNA funds the pension plans at least at the minimum amount required by the Employee Retirement Income Security Act of 1974. The allocated pension cost for Connecticut General was $7 million in 2001 and $19 million in 1999. A pension credit of $5 million was allocated to Connecticut General in 2000. Connecticut General held assets for these plans totaling approximately $1.6 billion at December 31, 2001, and $1.8 billion at December 31, 2000.

     Expense for postretirement benefits other than pensions allocated to Connecticut General totaled $8 million for 2001 and 2000, and $6 million for 1999. The other postretirement benefit liability included in accounts payable, accrued expenses and other liabilities was $361 million as of December 31, 2001, and $369 million as of December 31, 2000.

B.  401(K) PLANS

     CIGNA sponsors several 401(k) plans in which CIGNA matches a portion of employees' pre-tax contributions. Participants may invest in CIGNA common stock, several diversified stock funds, a bond fund and a fixed-income fund.

     CIGNA may elect to increase its matching contributions if CIGNA's annual performance meets certain targets. A substantial amount of CIGNA's matching contributions are invested in CIGNA common stock. Connecticut General's allocated expense for these plans was $28 million for 2001, $23 million for 2000 and $20 million for 1999.

NOTE 12 -- REINSURANCE

     In the normal course of business, Connecticut General enters into agreements with other insurance companies to assume and cede reinsurance. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses. Reinsurance does not relieve the originating insurer of liability. Connecticut General evaluates the financial condition of its reinsurers and monitors their concentrations of credit risk to confirm that Connecticut General and its reinsurers are not unduly exposed to risk in the same geographic regions or industries.

     INDIVIDUAL LIFE AND ANNUITY REINSURANCE. Connecticut General had a reinsurance recoverable of $5.6 billion at December 31, 2001, and $5.9 billion at December 31, 2000, from Lincoln National Corporation that arose from the 1998 sale of Connecticut General's individual life insurance and annuity business to Lincoln through an indemnity reinsurance arrangement. See Note 3 for information about this sale.

     UNICOVER. The run-off reinsurance operations include an approximate 35% share in the primary layer of a workers' compensation reinsurance pool, which was formerly managed by Unicover Managers, Inc. The pool had obtained reinsurance for a significant portion of its exposure to claims, but disputes have arisen regarding this reinsurance (also known as retrocessional) coverage. The retrocessionaires have commenced arbitration in the United States against Unicover and the pool members, seeking rescission or damages.

     The arbitration is scheduled for 2002. The outcome is uncertain. If the arbitration results are unfavorable, Connecticut General could incur losses material to its consolidated results of operations. However, management does not expect the arbitration results to have a material adverse effect on Connecticut General's liquidity or financial condition.

     OTHER REINSURANCE. Connecticut General could have losses if reinsurers fail to indemnify Connecticut General on other reinsurance arrangements, whether because of reinsurer insolvencies or contract disputes. However, management does not expect charges for other unrecoverable reinsurance to have a material effect on Connecticut General's consolidated results of operations, liquidity or financial condition.

     EFFECTS OF REINSURANCE. In Connecticut General's consolidated income statements, premiums and fees were net of ceded premiums, and benefits, losses and settlement expenses were net of reinsurance recoveries, in the following amounts:

                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
PREMIUMS AND FEES
Short duration contracts:
  Direct....................................................  $5,355    $4,801    $4,248
  Assumed...................................................     729       707       651
  Ceded.....................................................    (153)     (127)     (105)
                                                              ------    ------    ------
                                                               5,931     5,381     4,794
                                                              ------    ------    ------
Long-duration contracts:
  Direct....................................................   1,518     1,643     1,750
  Assumed...................................................     504       698       635
  Ceded:
     Individual life insurance and annuity business sold....    (386)     (461)     (462)
     Other..................................................     (98)     (189)     (144)
                                                              ------    ------    ------
                                                               1,538     1,691     1,779
                                                              ------    ------    ------
Total.......................................................  $7,469    $7,072    $6,573
                                                              ======    ======    ======
REINSURANCE RECOVERIES
Individual life insurance and annuity business sold.........  $  269    $  308    $  362
Other.......................................................     262       222       194
                                                              ------    ------    ------
Total.......................................................  $  531    $  530    $  556
                                                              ======    ======    ======

     The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the recognized premium and fees amounts shown in the above table.

NOTE 13 -- LEASES AND RENTALS

     Rental expenses for operating leases, principally for office space, amounted to $56 million in 2001, $45 million in 2000 and $42 million 1999.

     As of December 31, 2001, future net minimum rental payments under non-cancelable operating leases were approximately $250 million, payable as follows (in millions): $56 in 2002, $43 in 2003, $39 in 2004, $29 in 2005, $24
in 2006 and $59 thereafter.

NOTE 14 -- SEGMENT INFORMATION

     Operating segments generally reflect groups of related products. Connecticut General measures the financial results of its segments using operating income (net income excluding after-tax realized investment results). Connecticut General's operations are not materially dependent on one or a few customers, brokers or agents.

     Connecticut General presents segment information as follows:

     EMPLOYEE HEALTH CARE, LIFE AND DISABILITY BENEFITS which combines Connecticut General's Health Care and Group Insurance segments, offers a range of indemnity group health and managed care products and services through guaranteed cost, experience-rated and alternative funding arrangements such as administrative services only and minimum premium plans. This segment also offers group life and disability coverages.

     EMPLOYEE RETIREMENT BENEFITS AND INVESTMENT SERVICES provides investment products and professional services primarily to sponsors of qualified pension, profit sharing and retirement savings plans. This segment also provides certain corporate and variable life insurance products.

     OTHER OPERATIONS consist of:

     - the deferred gains recognized from both the 1998 sale of the individual life insurance and annuity business and the 2000 sale of certain reinsurance operations;

     - corporate life insurance on which policy loans are outstanding (leveraged corporate life insurance);

     - reinsurance operations (consisting of the sold reinsurance operations prior to the date of sale and the run-off reinsurance business);

     - settlement annuity business; and

     - the amount received from the resolution of federal tax audits, as discussed in Note 10.

     Connecticut General measures the financial results of its segments using operating income (which is defined as net income excluding after-tax realized investment results). Connecticut General determines operating income for each segment consistent with the accounting policies for the consolidated financial statements. Connecticut General allocates other corporate general, administrative and systems expenses on systematic bases. Income taxes are generally computed as if each segment were filing separate income tax returns.

     SEGMENT REPORTING CHANGES. Beginning January 1, 2000, Connecticut General combined the operations of a new business initiative (the results of which had been previously reported in Other Operations) with a business that is reported in the Employee Health Care, Life and Disability Benefits segment. Results for the year ended December 31, 1999, have been reclassified to conform to this presentation.

     Summarized segment financial information for the year ended and as of December 31 was as follows:

                                                               2001      2000      1999
                                                              -------   -------   -------
                                                                     (IN MILLIONS)
EMPLOYEE HEALTH CARE, LIFE AND DISABILITY BENEFITS
Premiums and fees and other revenues........................  $ 6,987   $ 6,280   $ 5,769
Net investment income.......................................      280       283       267
                                                              -------   -------   -------
Segment revenues............................................  $ 7,267   $ 6,563   $ 6,036
Income taxes................................................  $   251   $   220   $   171
Operating income............................................  $   454   $   394   $   308
Assets under management:
  Invested assets...........................................  $ 3,570   $ 3,464   $ 3,341
  Separate account assets...................................    1,840     1,943     2,038
                                                              -------   -------   -------
Total.......................................................  $ 5,410   $ 5,407   $ 5,379
                                                              =======   =======   =======
EMPLOYEE RETIREMENT BENEFITS AND INVESTMENT SERVICES
Premiums and fees and other revenues........................  $   310   $   334   $   251
Net investment income.......................................    1,667     1,609     1,596
                                                              -------   -------   -------
Segment revenues............................................  $ 1,977   $ 1,943   $ 1,847
Income taxes................................................  $    89   $   102   $   124
Operating income............................................  $   213   $   248   $   258
Assets under management:
  Invested assets...........................................  $22,756   $21,458   $20,183
  Separate account assets...................................   31,579    32,033    32,996
                                                              -------   -------   -------
Total.......................................................  $54,335   $53,491   $53,179
                                                              =======   =======   =======

                                                               2001      2000      1999
                                                              -------   -------   -------
                                                                     (IN MILLIONS)
OTHER OPERATIONS
Premiums and fees and other revenues........................  $   637   $   568   $   664
Net investment income.......................................      494       503       558
                                                              -------   -------   -------
Segment revenues............................................  $ 1,131   $ 1,071   $ 1,222
Income taxes................................................  $    85   $     2   $    64
Operating income............................................  $   187   $    48   $   128
Assets under management:
     Invested assets........................................  $ 6,552   $ 6,415   $ 6,401
     Separate account assets................................    1,798     1,831     2,887
                                                              -------   -------   -------
Total.......................................................  $ 8,350   $ 8,246   $ 9,288
                                                              =======   =======   =======
REALIZED INVESTMENT GAINS (LOSSES)
Realized investment gains (losses)..........................  $  (225)  $   (11)  $     7
Income tax benefits.........................................      (79)       (4)       (1)
                                                              -------   -------   -------
Realized investment gains (losses), net of taxes............  $  (146)  $    (7)  $     8
                                                              =======   =======   =======
TOTAL
Premiums and fees and other revenues........................  $ 7,934   $ 7,182   $ 6,684
Net investment income.......................................    2,441     2,395     2,421
Realized investment gains (losses)..........................     (225)      (11)        7
                                                              -------   -------   -------
Total revenues..............................................  $10,150   $ 9,566   $ 9,112
Income taxes................................................  $   346   $   320   $   358
Operating income............................................  $   854   $   690   $   694
Realized investment gains (losses), net of taxes............     (146)       (7)        8
                                                              -------   -------   -------
Net income..................................................  $   708   $   683   $   702
                                                              =======   =======   =======
ASSETS UNDER MANAGEMENT
Invested assets.............................................  $32,878   $31,337   $29,925
Separate account assets.....................................   35,217    35,807    37,921
                                                              -------   -------   -------
Total.......................................................  $68,095   $67,144   $67,846
                                                              =======   =======   =======

     Premiums and fees and other revenues by product type were as follows for the year ended December 31:

                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Medical and Dental Indemnity................................  $5,360    $4,793    $4,388
Group Life..................................................     998     1,118     1,282
Other.......................................................   1,576     1,271     1,014
                                                              ------    ------    ------
Total.......................................................  $7,934    $7,182    $6,684
                                                              ======    ======    ======

     Connecticut General's foreign activities, including premiums and fees, net income, translation adjustments, transaction losses and long-lived assets for the years ended and as of December 31, 2001 2000 and 1999 were not material.

NOTE 15 -- RELATED PARTY TRANSACTIONS

     Connecticut General has assumed the settlement annuity and group pension business written by Life Insurance Company of North America (LINA), an affiliate. Reserves held by Connecticut General for this business were $1.7 billion at December 31, 2001 and $1.4 billion at December 31, 2000. Beginning in 2000, Connecticut General has also assumed the settlement annuity and group pension business written by CIGNA Life Insurance Company of New York (CLICNY), another affiliate. Reserves held by Connecticut General for this business were approximately $166 million at December 31, 2001 and $200 million at December 31, 2000.

     Effective January 1, 1999, Connecticut General entered into a contract to assume certain accident and health business from CLICNY. Connecticut General assumed premiums of $700 million in 2001, $602 million in 2000 and $439 million in 1999, and held reserves of $42 million at December 31, 2001, and $30 million at December 31, 2000.

     Connecticut General cedes long-term disability business to LINA. Reinsurance recoverables from LINA were $679 million at December 31, 2001, and $747 million at December 31, 2000. In 1999, as part of this reinsurance arrangement, LINA paid an experience refund of $33 million on an after-tax basis to Connecticut General related to the period 1992-1994.

     Connecticut General has an arrangement with International Rehabilitation Services Inc., an affiliate, to receive certain rehabilitation, utilization review and medical review services. Connecticut General paid $83 million in 2001, $94 million in 2000 and $70 million in 1999 for these services.

     Connecticut General, along with other CIGNA subsidiaries, has entered into arrangements with CIGNA Investments Inc. and TimeSquare Capital Management Inc., for investment advisory services. Fees paid by Connecticut General totaled $58 million in 2001, $50 million in 2000, and $30 million in 1999.

     Connecticut General has an arrangement with CIGNA Health Corporation and its subsidiaries and affiliates to use managed care provider networks and other administrative services for group health benefit plans insured or administered by Connecticut General. Fees paid by Connecticut General totaled $917 million in 2001, $886 million in 2000 and $772 million in 1999.

     Connecticut General had lines of credit available from affiliates totaling $600 million at December 31, 2001 and 2000. All borrowings are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate plus 1/4 of 1%. Interest expense was less than $1 million in 2001, 2000 and 1999. There were no borrowings outstanding under such lines at the end of 2001 and 2000.

     Connecticut General had extended lines of credit to affiliates totaling $600 million at December 31, 2001 and 2000. All loans are payable upon demand with interest rates equivalent to CIGNA's short-term borrowing rate. There were no borrowings outstanding under such lines at the end of 2001 and 2000.

     Connecticut General, together with other CIGNA subsidiaries, has entered into a pooling arrangement known as the CIGNA Corporate Liquidity Account (the Account) for the purpose of increasing earnings on short-term investments. Withdrawals from the Account, up to the total amount of the participant's investment in the Account, are allowed on a demand basis. Connecticut General had balances in the Account of approximately $900 million at December 31, 2001, and $600 million at December 31, 2000.

     CIGNA allocates to Connecticut General its share of operating expenses incurred at the corporate level. Connecticut General also allocates a portion of its operating expenses to affiliated companies for whom it performs certain administrative services.

NOTE 16 -- CONTINGENCIES

A.  FINANCIAL GUARANTEES

     Connecticut General is contingently liable for various financial guarantees provided in the ordinary course of business.

     Separate account assets are contractholder funds maintained in accounts with specific investment objectives. Connecticut General records separate account liabilities equal to separate account assets. In certain cases, Connecticut General guarantees a minimum level of benefits for retirement and insurance contracts written in separate accounts.

Connecticut General establishes an additional liability if management believes that Connecticut General will be required to make a payment under these guarantees, which include the following:

     - Connecticut General guarantees that separate account assets will be sufficient to pay certain retiree or life benefits. The sponsoring employers are primarily responsible for ensuring that assets are sufficient to pay these benefits and are required to maintain assets that exceed 102% to 130% of benefit obligations. If employers do not maintain these levels of separate account assets, Connecticut General has the right to redirect the management of the related assets to provide for benefit payments. Benefit obligations under these arrangements were $2.4 billion as of December 31, 2001 and 2000. There were no additional liabilities required as of December 31, 2001 or 2000 for these guarantees.

     - Under arrangements with certain retirement plan sponsors, Connecticut General guarantees that plan participants will receive the value of their accounts if they withdraw their balances. These guarantees could require payment by Connecticut General in the event that a significant number of plan participants withdraw their accounts when the market value of the related assets is less than the plan participant account values at the time of withdrawal. Participant account values under these arrangements were $1.8 billion as of December 31, 2001, and $1.9 billion as of December 31, 2000. There were no additional liabilities required as of December 31, 2001 or 2000 for these guarantees.

     - Connecticut General guarantees a minimum level of earnings (based on investment, mortality and retirement experience) for a group annuity contract. If the actual investment return is less than the minimum guaranteed level, Connecticut General is required to fund the difference. The guaranteed benefit obligation was $334 million as of December 31, 2001, and $343 million as of December 31, 2000. Connecticut General had additional liabilities of $14 million and $13 million for this guarantee as of December 31, 2001 and 2000, respectively.

     Connecticut General does not expect that these guarantees will have a material adverse effect on Connecticut General's consolidated results of operations, liquidity or financial condition.

     The management fee that Connecticut General charges to separate accounts includes a guarantee fee. These fees are recognized in income as earned.

     As of December 31, 2001, Connecticut General guaranteed $42 million of industrial revenue bond issues, which will mature in 2007. At December 31, 2000, Connecticut General guaranteed $85 million of industrial revenue bonds that had maturities ranging from six to fifteen years. If the issuers default, Connecticut General will be required to make periodic payments based on the original terms of the bonds. Unlike many debt obligations, an event of default under these bonds will not cause the scheduled principal payments to be due immediately.

B.  REGULATORY AND INDUSTRY DEVELOPMENTS

     Connecticut General's businesses are subject to a changing social, economic, legal, legislative and regulatory environment. Some current issues that may affect Connecticut General's businesses include:

     - initiatives to increase health care regulation;

     - efforts to expand tort liability of health plans;

     - class action lawsuits targeting health care companies including CIGNA;

     - initiatives to restrict insurance pricing and the application of underwriting standards; and

     - efforts to revise federal tax laws.

     HEALTH CARE REGULATION. Federal and state legislatures, administrative agencies and courts continue efforts to increase regulation of the health care industry and change its operational practices. Regulatory and operational changes could have an adverse effect on Connecticut General's health care operations if they reduce marketplace competition and innovation or result in increased medical or administrative costs without improving the quality of care. Debate at the federal level over "managed care reform" and "patients' bill of rights" legislation is expected to continue.

     In 2001, the U.S. Senate and House of Representatives passed different versions of "patients' bill of rights" legislation. Congress will attempt to reconcile the two bills in a conference committee. Although both bills provide for independent review of decisions regarding medical care, the bills differ on the circumstances under which lawsuits may be brought against managed care organizations and the scope of their liability.

     Final privacy regulations under the Health Insurance Portability and Accountability Act of 1996 became effective in April 2001. The regulations cover all aspects of the health care delivery system, and address the use and disclosure of individually identifiable health care information. Compliance with the privacy regulations is required by April 2003. Connecticut General expects to undertake significant systems enhancements, training and administrative efforts to satisfy these requirements.

     Other possible regulatory changes that could have an adverse effect on Connecticut General's health care operations include:

     - additional mandated benefits or services that increase costs without improving the quality of care;

     - narrowing of the Employee Retirement Income Security Act of 1974 (ERISA) preemption of state laws;

     - changes in ERISA regulations resulting in increased administrative burdens and costs;

     - additional restrictions on the use of prescription drug formularies;

     - additional privacy legislation and regulation that interferes with the proper use of medical information for research, coordination of medical care and disease management;

     - additional rules establishing the time periods for payment of health care provider claims that vary from state to state; and

     - legislation that would exempt independent physicians from antitrust laws.

     The health care industry is under increasing scrutiny by various state and federal government agencies and may be subject to government efforts to bring criminal actions in circumstances that would previously have given rise only to civil or administrative proceedings.

     TAX BENEFITS FOR CORPORATE LIFE INSURANCE. In 1996, Congress passed legislation implementing a three-year phase-out period for tax deductibility of policy loan interest for most leveraged corporate life insurance products. As a result, management expects revenues and operating income associated with these products to decline. In 2001, revenues of $287 million and operating income of $33 million were from products affected by this legislation.

     STATUTORY ACCOUNTING PRINCIPLES. In 1998, the NAIC adopted standardized statutory accounting principles. The state of Connecticut, in which Connecticut General is domiciled, has adopted these principles effective as of January 1, 2001. The implementation of these principles did not materially impact the ability of Connecticut General to make dividend payments (or other distributions) to CIGNA or to meet obligations under insurance policies.

     INSOLVENCY FUNDS. Many states maintain funds to pay the obligations of insolvent insurance companies. Regulators finance these funds by imposing assessments against insurance companies operating in the state. In some states, insurance companies can recover a portion of these assessments through reduced premium taxes.

     Connecticut General recorded pre-tax charges for continuing operations of $2 million for 2001 and 2000, and $8 million for 1999 (before giving effect to future premium tax recoveries) for insolvency fund and other insurance-related assessments that can be reasonably estimated.

C.  LITIGATION AND OTHER LEGAL MATTERS

     Connecticut General and/or its affiliates and several health care industry competitors are defendants in proposed federal and state class action lawsuits. The federal lawsuits allege violations under the Racketeer Influenced and Corrupt Organizations Act and ERISA. A class has been certified in an Illinois state court lawsuit against Connecticut General in which health care providers allege breach of contract and seek increased reimbursements. In addition, Connecticut General is routinely involved in numerous lawsuits arising, for the most part, in the ordinary course of the business of administering and insuring employee benefit programs.

     The outcome of litigation and other legal matters is always uncertain. With the possible exception of certain reinsurance arbitration proceedings (discussed in Note 12), Connecticut General does not believe that any legal proceedings currently threatened or pending will result in losses that would be material to its consolidated results of operations, liquidity or financial condition.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Connecticut General
Life Insurance Company and Participants of the
CG Variable Life Insurance Separate Account A

     In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the portfolios constituting the CG Variable Life Insurance Separate Account A, (hereafter referred to as "Separate Account A") at December 31, 2001, the results of its operations and the changes in its net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Separate Account A's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodians, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS

February 25, 2002

                 CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A
                              FINANCIAL STATEMENTS

                      STATEMENTS OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 2001

                                                        AMERICAN
                                                         CENTURY                CIGNA VARIABLE
                                                    VARIABLE PRODUCTS           PRODUCTS GROUP
                                                    -----------------   -------------------------------
                                                                        TIMESSQUARE VP   TIMESSQUARE VP
                                                         CAPITAL            MONEY           S&P 500
                                                    APPRECIATION FUND    MARKET FUND       INDEX FUND
                                                    -----------------   --------------   --------------
NET ASSETS:
Investment in variable insurance funds and
  portfolios, at fair value.......................    $    969,479       $   315,090      $  4,404,193
                                                      ------------       -----------      ------------
         Total net assets.........................    $    969,479       $   315,090      $  4,404,193
                                                      ============       ===========      ============
Accumulation units outstanding....................     102,007.471        28,730.738       529,668.431
Accumulation unit value...........................           9.504            10.967             8.315
                                                      ------------       -----------      ------------
Accumulation net assets...........................    $    969,479       $   315,090      $  4,404,193
                                                      ============       ===========      ============


                                                         FIDELITY VARIABLE                FIDELITY VARIABLE
                                                      INSURANCE PRODUCTS FUND         INSURANCE PRODUCTS FUND II
                                                    ----------------------------   --------------------------------

                                                    EQUITY-INCOME     OVERSEAS     ASSET MANAGER   INVESTMENT GRADE
                                                      PORTFOLIO      PORTFOLIO       PORTFOLIO      BOND PORTFOLIO
                                                    -------------   ------------   -------------   ----------------
NET ASSETS:
Investment in variable insurance funds and
  portfolios, at fair value.......................  $  2,491,006    $    760,037   $  1,605,293      $  1,290,720
                                                    ------------    ------------   ------------      ------------
         Total net assets.........................  $  2,491,006    $    760,037   $  1,605,293      $  1,290,720
                                                    ============    ============   ============      ============
Accumulation units outstanding....................   247,295.344     104,977.486    189,706.098       109,262.677
Accumulation unit value...........................        10.073           7.240          8.462            11.813
                                                    ------------    ------------   ------------      ------------
Accumulation net assets...........................  $  2,491,006    $    760,037   $  1,605,293      $  1,290,720
                                                    ============    ============   ============      ============

The Notes to the Financial Statements are an integral part of these statements.

                 CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A
                              FINANCIAL STATEMENTS

                            STATEMENTS OF OPERATIONS
                    FOR THE PERIODS ENDED DECEMBER 31, 2001,
                    DECEMBER 31, 2000 AND DECEMBER 31, 1999

                                           AMERICAN CENTURY                                CIGNA VARIABLE
                                          VARIABLE PRODUCTS                                PRODUCTS GROUP
                             --------------------------------------------   --------------------------------------------
                                               CAPITAL                                  TIMESSQUARE VP MONEY
                                          APPRECIATION FUND                                 MARKET FUND
                             --------------------------------------------   --------------------------------------------
                             FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                ENDED          ENDED       11/15/1999 TO       ENDED          ENDED       11/15/1999 TO
                              12/31/2001     12/31/2000      12/31/1999      12/31/2001     12/31/2000      12/31/1999
                             ------------   ------------   --------------   ------------   ------------   --------------
INVESTMENT INCOME:
Dividends..................   $      --       $    --         $    --          $9,251        $12,974          $1,539
EXPENSES:
Mortality and expense
 risk......................       3,905         3,644             240           1,192            976             133
                              ---------       -------         -------          ------        -------          ------
Net investment gain
 (loss)....................      (3,905)       (3,644)           (240)          8,059         11,998           1,406
                              ---------       -------         -------          ------        -------          ------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
Capital gain distributions
 from portfolio sponsors...     279,856        18,911              --              --             --              --
Return of capital
 distribution from
 portfolio sponsors........          --            --              --              --             --              --
Net realized gain (loss) on
 share transactions........      (2,013)        1,858             107              --             --              --
                              ---------       -------         -------          ------        -------          ------
Net realized gain (loss)...     277,843        20,769             107              --             --              --
Change in net unrealized
 gain (loss)...............    (559,633)       18,754          93,608              --             --              --
                              ---------       -------         -------          ------        -------          ------
Net realized and unrealized
 gain (loss) on
 investments...............    (281,790)       39,523          93,715              --             --              --
                              ---------       -------         -------          ------        -------          ------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS....   $(285,695)      $35,879         $93,475          $8,059        $11,998          $1,406
                              =========       =======         =======          ======        =======          ======

                                            CIGNA VARIABLE                               FIDELITY VARIABLE
                                            PRODUCTS GROUP                            INSURANCE PRODUCTS FUND
                             --------------------------------------------   --------------------------------------------
                                        TIMESSQUARE VP S&P 500                             EQUITY-INCOME
                                              INDEX FUND                                     PORTFOLIO
                             --------------------------------------------   --------------------------------------------
                             FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                ENDED          ENDED       11/15/1999 TO       ENDED          ENDED       11/15/1999 TO
                              12/31/2001     12/31/2000      12/31/1999      12/31/2001     12/31/2000      12/31/1999
                             ------------   ------------   --------------   ------------   ------------   --------------
INVESTMENT INCOME:
Dividends..................   $  53,250      $  73,648        $ 35,478       $  31,624       $ 17,214        $    --
EXPENSES:
Mortality and expense
 risk......................      17,131         13,248           1,001           9,642          6,276            460
                              ---------      ---------        --------       ---------       --------        -------
Net investment gain
 (loss)....................      36,119         60,400          34,477          21,982         10,938           (460)
                              ---------      ---------        --------       ---------       --------        -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
Capital gain distributions
 from portfolio sponsors...          --         21,014          26,368          88,849         64,851             --
Return of capital
 distribution from
 portfolio sponsors........          --         29,578              --              --             --             --
Net realized gain (loss) on
 share transactions........      (2,099)         9,232             144            (659)        35,625             (5)
                              ---------      ---------        --------       ---------       --------        -------
Net realized gain (loss)...      (2,099)        59,824          26,512          88,190        100,476             (5)
Change in net unrealized
 gain (loss)...............    (512,337)      (445,868)         39,363        (221,220)        45,019         (4,758)
                              ---------      ---------        --------       ---------       --------        -------
Net realized and unrealized
 gain (loss) on
 investments...............    (514,436)      (386,044)         65,875        (133,030)       145,495         (4,763)
                              ---------      ---------        --------       ---------       --------        -------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS....   $(478,317)     $(325,644)       $100,352       $(111,048)      $156,433        $(5,223)
                              =========      =========        ========       =========       ========        =======

The Notes to the Financial Statements are an integral part of these statements.

                 CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A
                              FINANCIAL STATEMENTS

                            STATEMENTS OF OPERATIONS
FOR THE PERIODS ENDED DECEMBER 31, 2001, DECEMBER 31, 2000 AND DECEMBER 31, 1999

                                                 FIDELITY VARIABLE                              FIDELITY VARIABLE
                                              INSURANCE PRODUCTS FUND                       INSURANCE PRODUCTS FUND II
                                    --------------------------------------------   --------------------------------------------
                                                      OVERSEAS                                    ASSET MANAGER
                                                     PORTFOLIO                                      PORTFOLIO
                                    --------------------------------------------   --------------------------------------------
                                    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                       ENDED          ENDED       11/15/1999 TO       ENDED          ENDED       11/15/1999 TO
                                     12/31/2001     12/31/2000      12/31/1999      12/31/2001     12/31/2000      12/31/1999
                                    ------------   ------------   --------------   ------------   ------------   --------------
INVESTMENT INCOME:
Dividends.........................   $  33,303      $   5,648        $    --        $  33,497      $  14,679        $    --
EXPENSES:
Mortality and expense risk........       3,218          2,791            186            6,054          4,456            318
                                     ---------      ---------        -------        ---------      ---------        -------
Net investment gain (loss)........      30,085          2,857           (186)          27,443         10,223           (318)
                                     ---------      ---------        -------        ---------      ---------        -------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Capital gain distributions from
  portfolio sponsors..............      52,640         35,570             --           40,369         59,509             --
Return of capital distribution
  from portfolio sponsors.........          --             --             --               --             --             --
Net realized gain (loss) on share
  transactions....................        (695)        (9,476)            11           (1,524)        (3,512)            77
                                     ---------      ---------        -------        ---------      ---------        -------
    Net realized gain (loss)......      51,945         26,094             11           38,845         55,997             77
Change in net unrealized gain
  (loss)..........................    (252,674)      (163,919)        47,915         (159,699)      (214,144)        33,071
                                     ---------      ---------        -------        ---------      ---------        -------
Net realized and unrealized gain
  (loss) on investments...........    (200,729)      (137,825)        47,926         (120,854)      (158,147)        33,148
                                     ---------      ---------        -------        ---------      ---------        -------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS.................   $(170,644)     $(134,968)       $47,740        $ (93,411)     $(147,924)       $32,830
                                     =========      =========        =======        =========      =========        =======

                                                 FIDELITY VARIABLE
                                             INSURANCE PRODUCTS FUND II
                                    --------------------------------------------
                                                  INVESTMENT GRADE
                                                   BOND PORTFOLIO
                                    --------------------------------------------
                                    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                       ENDED          ENDED       11/15/1999 TO
                                     12/31/2001     12/31/2000      12/31/1999
                                    ------------   ------------   --------------
INVESTMENT INCOME:
Dividends.........................    $53,043        $37,366         $    --
EXPENSES:
Mortality and expense risk........      5,116          3,202             207
                                      -------        -------         -------
Net investment gain (loss)........     47,927         34,164            (207)
                                      -------        -------         -------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Capital gain distributions from
  portfolio sponsors..............         --             --              --
Return of capital distribution
  from portfolio sponsors.........         --             --              --
Net realized gain (loss) on share
  transactions....................        317            324             (30)
                                      -------        -------         -------
    Net realized gain (loss)......        317            324             (30)
Change in net unrealized gain
  (loss)..........................     37,155         44,448          (4,336)
                                      -------        -------         -------
Net realized and unrealized gain
  (loss) on investments...........     37,472         44,772          (4,366)
                                      -------        -------         -------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS.................    $85,399        $78,936         $(4,573)
                                      =======        =======         =======

The Notes to the Financial Statements are an integral part of these statements.

                 CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A
                              FINANCIAL STATEMENTS

                      STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001, DECEMBER 31, 2000 AND DECEMBER 31, 1999

                                           AMERICAN CENTURY
                                          VARIABLE PRODUCTS                        CIGNA VARIABLE PRODUCTS GROUP
                             --------------------------------------------   --------------------------------------------
                                               CAPITAL                                  TIMESSQUARE VP MONEY
                                          APPRECIATION FUND                                 MARKET FUND
                             --------------------------------------------   --------------------------------------------
                             FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                ENDED          ENDED       11/15/1999 TO       ENDED          ENDED       11/15/1999 TO
                              12/31/2001     12/31/2000      12/31/1999      12/31/2001     12/31/2000      12/31/1999
                             ------------   ------------   --------------   ------------   ------------   --------------
OPERATIONS:
Net investment gain
 (loss)....................   $  (3,905)     $  (3,644)       $   (240)       $  8,059      $  11,998        $  1,406
Net realized gain (loss)...     277,843         20,769             107              --             --              --
Net unrealized gain
 (loss)....................    (559,633)        18,754          93,608              --             --              --
                              ---------      ---------        --------        --------      ---------        --------
 Net increase (decrease)
   from operations.........    (285,695)        35,879          93,475           8,059         11,998           1,406
                              ---------      ---------        --------        --------      ---------        --------
ACCUMULATION UNIT
 TRANSACTIONS:
Participant deposits, net
 of premium taxes..........     517,750        613,723         418,143         181,346        187,089         230,836
Participant transfers......     (62,780)       (21,512)         54,648         (20,172)      (160,295)         10,425
Participant withdrawals and
 surrenders................     (45,620)      (147,096)         (7,672)        (10,737)       (49,925)            (56)
Cost of insurance deduction
 and administrative fees...    (107,580)       (83,584)         (2,600)        (44,771)       (29,362)           (751)
                              ---------      ---------        --------        --------      ---------        --------
 Net increase from
   participant
   transactions............     301,770        361,531         462,519         105,666        (52,493)        240,454
                              ---------      ---------        --------        --------      ---------        --------
     Total increase
       (decrease) in net
       assets..............      16,075        397,410         555,994         113,725        (40,495)        241,860
NET ASSETS:
Beginning of period........     953,404        555,994              --         201,365        241,860              --
                              ---------      ---------        --------        --------      ---------        --------
End of period..............   $ 969,479      $ 953,404        $555,994        $315,090      $ 201,365        $241,860
                              =========      =========        ========        ========      =========        ========

                                                                                              FIDELITY
                                    CIGNA VARIABLE PRODUCTS GROUP                 VARIABLE INSURANCE PRODUCTS FUND
                             --------------------------------------------   --------------------------------------------
                                        TIMESSQUARE VP S&P 500                             EQUITY-INCOME
                                              INDEX FUND                                     PORTFOLIO
                             --------------------------------------------   --------------------------------------------
                             FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                ENDED          ENDED       11/15/1999 TO       ENDED          ENDED       11/15/1999 TO
                              12/31/2001     12/31/2000      12/31/1999      12/31/2001     12/31/2000      12/31/1999
                             ------------   ------------   --------------   ------------   ------------   --------------
OPERATIONS:
Net investment gain
 (loss)....................   $   36,119     $   60,400      $   34,477      $   21,982     $   10,938       $   (460)
Net realized gain (loss)...       (2,099)        59,824          26,512          88,190        100,476             (5)
Net unrealized gain
 (loss)....................     (512,337)      (445,868)         39,363        (221,220)        45,019         (4,758)
                              ----------     ----------      ----------      ----------     ----------       --------
 Net increase (decrease)
   from operations.........     (478,317)      (325,644)        100,352        (111,048)       156,433         (5,223)
                              ----------     ----------      ----------      ----------     ----------       --------
ACCUMULATION UNIT
 TRANSACTIONS:
Participant deposits, net
 of premium taxes..........    2,060,167      3,041,510       1,680,930         919,783      1,494,828        859,540
Participant transfers......       45,348        (57,311)        300,788          62,170        (12,989)       116,032
Participant withdrawals and
 surrenders................     (258,335)      (966,822)        (12,785)        (61,890)      (596,356)        (7,578)
Cost of insurance deduction
 and administrative fees...     (401,798)      (312,385)        (11,505)       (180,550)      (136,920)        (5,226)
                              ----------     ----------      ----------      ----------     ----------       --------
 Net increase from
   participant
   transactions............    1,445,382      1,704,992       1,957,428         739,513        748,563        962,768
                              ----------     ----------      ----------      ----------     ----------       --------
     Total increase
       (decrease) in net
       assets..............      967,065      1,379,348       2,057,780         628,465        904,996        957,545
NET ASSETS:
Beginning of period........    3,437,128      2,057,780              --       1,862,541        957,545             --
                              ----------     ----------      ----------      ----------     ----------       --------
End of period..............   $4,404,193     $3,437,128      $2,057,780      $2,491,006     $1,862,541       $957,545
                              ==========     ==========      ==========      ==========     ==========       ========

The Notes to the Financial Statements are an integral part of these statements.

                 CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A
                              FINANCIAL STATEMENTS

                      STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001, DECEMBER 31, 2000 AND DECEMBER 31, 1999

                                                   FIDELITY                                       FIDELITY
                                       VARIABLE INSURANCE PRODUCTS FUND             VARIABLE INSURANCE PRODUCTS FUND II
                                 --------------------------------------------   --------------------------------------------
                                              OVERSEAS PORTFOLIO                          ASSET MANAGER PORTFOLIO
                                 --------------------------------------------   --------------------------------------------
                                 FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                    ENDED          ENDED       11/15/1999 TO       ENDED          ENDED       11/15/1999 TO
                                  12/31/2001     12/31/2000      12/31/1999      12/31/2001     12/31/2000      12/31/1999
                                 ------------   ------------   --------------   ------------   ------------   --------------
OPERATIONS:
Net investment gain (loss).....   $  30,085      $   2,857        $   (186)      $   27,443     $   10,223       $   (318)
Net realized gain (loss).......      51,945         26,094              11           38,845         55,997             77
Net unrealized gain (loss).....    (252,674)      (163,919)         47,915         (159,699)      (214,144)        33,071
                                  ---------      ---------        --------       ----------     ----------       --------
  Net increase (decrease) from
    operations.................    (170,644)      (134,968)         47,740          (93,411)      (147,924)        32,830
                                  ---------      ---------        --------       ----------     ----------       --------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits, net of
  premium taxes................     429,637        658,592         313,592          727,278      1,045,468        619,038
Participant transfers..........     (80,741)        22,483          38,088          (13,704)        43,282         50,688
Participant withdrawals and
  surrenders...................     (23,087)      (190,726)           (469)         (60,673)      (325,956)       (10,251)
Cost of insurance deduction and
  administrative fees..........     (84,349)       (63,309)         (1,802)        (145,560)      (111,974)        (3,838)
                                  ---------      ---------        --------       ----------     ----------       --------
  Net increase from participant
    transactions...............     241,460        427,040         349,409          507,341        650,820        655,637
                                  ---------      ---------        --------       ----------     ----------       --------
         Total increase
           (decrease) in net
           assets..............      70,816        292,072         397,149          413,930        502,896        688,467
NET ASSETS:
Beginning of period............     689,221        397,149              --        1,191,363        688,467             --
                                  ---------      ---------        --------       ----------     ----------       --------
End of period..................   $ 760,037      $ 689,221        $397,149       $1,605,293     $1,191,363       $688,467
                                  =========      =========        ========       ==========     ==========       ========

                                                   FIDELITY
                                     VARIABLE INSURANCE PRODUCTS FUND II
                                 --------------------------------------------
                                       INVESTMENT GRADE BOND PORTFOLIO
                                 --------------------------------------------
                                 FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                    ENDED          ENDED       11/15/1999 TO
                                  12/31/2001     12/31/2000      12/31/1999
                                 ------------   ------------   --------------
OPERATIONS:
Net investment gain (loss).....   $   47,927     $  34,164        $   (207)
Net realized gain (loss).......          317           324             (30)
Net unrealized gain (loss).....       37,155        44,448          (4,336)
                                  ----------     ---------        --------
  Net increase (decrease) from
    operations.................       85,399        78,936          (4,573)
                                  ----------     ---------        --------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits, net of
  premium taxes................      397,558       545,325         299,371
Participant transfers..........       (1,639)      271,611         111,202
Participant withdrawals and
  surrenders...................      (34,348)     (282,972)            (56)
Cost of insurance deduction and
  administrative fees..........     (103,153)      (69,414)         (2,527)
                                  ----------     ---------        --------
  Net increase from participant
    transactions...............      258,418       464,550         407,990
                                  ----------     ---------        --------
         Total increase
           (decrease) in net
           assets..............      343,817       543,486         403,417
NET ASSETS:
Beginning of period............      946,903       403,417              --
                                  ----------     ---------        --------
End of period..................   $1,290,720     $ 946,903        $403,417
                                  ==========     =========        ========

The Notes to the Financial Statements are an integral part of these statements.

                 CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001

1. ORGANIZATION

     CG Variable Life Insurance Separate Account A (Separate Account A) is registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The operations of Separate Account A are part of the operations of Connecticut General Life Insurance Company (CG Life). The assets and liabilities of Separate Account A are clearly identified and distinguished from other assets and liabilities of CG Life. The assets of Separate Account A are not available to meet the general obligations of CG Life and are held for the exclusive benefit of the participants.

     At December 31, 2001, the assets of Separate Account A are divided into variable sub-accounts, each of which is invested in shares of one of seven portfolios (mutual funds) of four diversified open-end investment management companies, each portfolio having its own investment objective. Transfers are permitted between these sub-accounts and to and from a fixed account option offered by CG Life. The fixed account is not included in these financial statements. The variable sub-accounts are:

     AMERICAN CENTURY:
          Variable Products Capital Appreciation Fund ("American Century Capital Appreciation Fund")

     CIGNA VARIABLE PRODUCTS GROUP:
          TimesSquare VP Money Market Fund
          TimesSquare VP S&P 500 Index Fund

     FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
          Equity-Income Portfolio ("Fidelity Equity-Income Portfolio") Overseas Portfolio ("Fidelity Overseas Portfolio")

     FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
          Asset Manager Portfolio ("Fidelity Asset Manager Portfolio") Investment Grade Bond Portfolio ("Fidelity Investment Grade Bond Portfolio")

2. SIGNIFICANT ACCOUNTING POLICIES

     These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and reflect management's estimates and assumptions, such as those regarding fair value, that affect recorded amounts. Actual results could differ from those estimates. Significant estimates are discussed throughout the Notes to Financial Statements. The following is a summary of significant accounting policies consistently applied in the preparation of Separate Account A's financial statements:

     A. INVESTMENT VALUATION: Investments held by the sub-accounts are valued at their respective closing net asset values per share as determined by the mutual fund or portfolio manager as of December 31, 2001. The change in the difference between cost and fair value during the period is reflected as an unrealized gain (loss) in the Statements of Operations.

     B. INVESTMENT TRANSACTIONS: Investment transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on sales of investments are determined by the last-in, first-out cost basis of the investment sold. Dividend and capital gain distributions are recorded on the ex-dividend date. Investment transactions are settled through CG Life.

     C. FEDERAL INCOME TAXES: The operations of Separate Account A form a part of, and are taxed with, the total operations of CG Life, which is taxed as a life insurance company. Under existing Federal income tax law, investment income (dividends) and capital gains attributable to Separate Account A are not taxed.

3. INVESTMENTS

     Total mutual fund shares held and cost of investments as of December 31, 2001 were:

                                                                               COST OF
SUB-ACCOUNT                                                   SHARES HELD    INVESTMENTS
-----------                                                   -----------    -----------
American Century Capital Appreciation Fund..................    129,264      $1,416,752
TimesSquare VP Money Market Fund............................    315,090         315,090
TimesSquare VP S&P 500 Index Fund...........................    254,431       5,323,038
Fidelity Equity-Income Portfolio............................    109,495       2,671,967
Fidelity Overseas Portfolio.................................     54,758       1,128,715
Fidelity Asset Manager Portfolio............................    127,810       1,946,066
Fidelity Investment Grade Bond Portfolio....................     99,901       1,213,453

     Total purchases and sales of shares of each mutual fund for the year ended December 31, 2001 amounted to:

SUB-ACCOUNT                                                   PURCHASES      SALES
-----------                                                   ----------    --------
American Century Capital Appreciation Fund..................  $  746,511    $168,788
TimesSquare VP Money Market Fund............................     174,664      60,939
TimesSquare VP S&P 500 Index Fund...........................   1,892,058     410,553
Fidelity Equity-Income Portfolio............................     999,904     149,558
Fidelity Overseas Portfolio.................................     459,164     134,978
Fidelity Asset Manager Portfolio............................     731,181     156,027
Fidelity Investment Grade Bond Portfolio....................     405,511      99,164

4. CHARGES AND DEDUCTIONS

     CG Life charges each certificate under the group policy for mortality and expense risks the daily equivalent of 0.45%, on an annual basis, of the current value of the sub-account's assets. This charge may change but will never be more than 0.90% per year. The mortality and expense risk charge is also assessed against amounts held in the fixed account, if any. This charge covers the risk that the group insured will, on average, live shorter periods of time than estimated and that the cost of issuing and administering the group policy is more than estimated. These charges are a component of net investment gain (loss) on the Statements of Operations.

     Each premium payment is subject to a charge covering state insurance premium taxes, and Federal income taxes under Section 848 of the Internal Revenue Code (dealing with deferred acquisition costs.). This charge is stated in the Group Policy but will not be more than 5.00%. State insurance premium taxes vary from state to state and range from 0.00% to 3.00%. In 2001 there were no premium charges deducted for payment of Federal income taxes on deferred acquisition costs. The premium charges are netted against participant deposits on the Statements of Changes in Net Assets.

     CG Life charges a monthly deduction for the cost of life insurance and any other benefits provided under the group policy. The cost of life insurance will depend on your age on your last birthday as of the last Policy Anniversary. The cost may also depend on whether you are a smoker. This cost may also include amounts to reimburse us for administrative expenses, agent commissions, and profit, but will never exceed the maximum rates. The charge may depend on the following risk factors:

     - The group policyholder's industry;

     - The number of eligible persons;

     - The age, sex and occupation of the eligible persons;

     - The prior claims experience of group life insurance plans sponsored by the group policyholder;

     - Expenses of the group policy, including commissions to agents or brokers;

     - Our prior claims experience under the group policies; and

     - Other factors affecting CG Life's risk under the group policy.

     The monthly cost of life insurance is guaranteed never to exceed maximum rates that are based on 150% of the 1980 Commissioners Standard Ordinary Male Mortality Tables, Age Last Birthday.

     CG Life charges a monthly administrative fee to cover the cost of premium billing and collection, certificate value calculation, transaction processing, periodic reports and other expenses. This charge will vary depending on the group policyholder, including the number of eligible persons and the expected costs of administering the certificates under the group policy. This charge will not exceed:

     - $6.00 per month, for certificates having a fund or portfolio balance (net of loans) of more than zero but not more than $10,000; or

     - $5.00 per month, for certificates having no fund or portfolio balance, or having a fund or portfolio balance (net of loans) of more than $10,000.

     CG Life charges a $25.00 transaction fee for the following transactions:

     - A full surrender of a certificate;

     - A partial surrender of a certificate; and

     - Each transfer between funding options in excess of 12 transfers during each policy year.

     The transaction fee may be waived at the discretion of CG Life management.

     Fees charged by CG Life for cost of life insurance, administrative fees and transaction fees, for the years ended December 31, 2001 and 2000 and for the period November 15, 1999 (date of inception) to December 31, 1999 amounted to:

                                                                  COST OF LIFE INSURANCE
                                                              -------------------------------
SUB-ACCOUNT                                                     2001        2000       1999
-----------                                                   --------    --------    -------
American Century Capital Appreciation Fund..................  $105,352    $ 81,437    $ 2,477
TimesSquare VP Money Market Fund............................    43,930      28,723        716
TimesSquare VP S&P 500 Index Fund...........................   394,896     305,639     11,120
Fidelity Equity-Income Portfolio............................   177,259     133,727      5,041
Fidelity Overseas Portfolio.................................    82,834      61,928      1,732
Fidelity Asset Manager Portfolio............................   143,009     109,592      3,694
Fidelity Investment Grade Bond Portfolio....................   101,755      68,244      2,467

                                                                ADMINISTRATIVE FEES
                                                              ------------------------
SUB-ACCOUNT                                                    2001      2000     1999
-----------                                                   ------    ------    ----
American Century Capital Appreciation Fund..................  $2,099    $2,142    $123
TimesSquare VP Money Market Fund............................     765       630      35
TimesSquare VP S&P 500 Index Fund...........................   6,624     6,592     385
Fidelity Equity-Income Portfolio............................   3,214     3,077     185
Fidelity Overseas Portfolio.................................   1,441     1,360      70
Fidelity Asset Manager Portfolio............................   2,449     2,339     144
Fidelity Investment Grade Bond Portfolio....................   1,271     1,120      60

                                                                TRANSACTION FEES
                                                              --------------------
SUB-ACCOUNT                                                   2001    2000    1999
-----------                                                   ----    ----    ----
American Century Capital Appreciation Fund..................  $129    $  5     $--
TimesSquare VP Money Market Fund............................    76       9     --
TimesSquare VP S&P 500 Index Fund...........................   278     154     --
Fidelity Equity-Income Portfolio............................    77     116     --
Fidelity Overseas Portfolio.................................    74      21     --
Fidelity Asset Manager Portfolio............................   102      43     --
Fidelity Investment Grade Bond Portfolio....................   127      50     --

5. DISTRIBUTION OF NET INCOME

     Separate Account A does not expect to declare dividends to participants from accumulated net income. The accumulated net income is allocated to each participant. Distribution to participants will occur as part of death benefits and surrenders. Also, transfers to the fixed funds or sub-accounts of Separate Account A will be reflected as a distribution.

6. DIVERSIFICATION REQUIREMENTS

     Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), a variable life insurance policy will not be treated as life insurance under Section 7702 of the Code for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. CG Life believes, based on assurances from the mutual funds, that the mutual funds satisfy the requirements of the regulations and that Separate Account A therefore satisfies the requirements of the regulations, and that Separate Account A will continue to meet such requirements.

7. RELATED PARTY TRANSACTIONS

     During the years ended December 31, 2001 and 2000 and for the period November 15, 1999 (date of inception) to December 31, 1999, management fees were paid to Times Square Capital Management, an affiliate of CG Life, in its capacity as advisor to the CIGNA Variable Products Group. The advisory agreement for the underlying funds provides for a fee at the annual rate of .35% of the average net assets of the Money Market Fund and .25% of the average net assets of the S&P 500 Index Fund.

8. CHANGES IN UNITS OUTSTANDING

     The changes in units outstanding for the years ended December 31, 2001 and 2000 and for the period November 15, 1999 (date of inception) to December 31, 1999 were as follows:

                                                                       DECEMBER 31, 2001
                                                           ------------------------------------------
                                                                                              NET
                                                              UNITS          UNITS         INCREASE
SUB-ACCOUNT                                                  ISSUED         REDEEMED      (DECREASE)
-----------                                                -----------    ------------    -----------
American Century Capital Appreciation Fund...............   62,118.164     (31,948.362)    30,169.802
TimesSquare VP Money Market Fund.........................  296,324.256    (128,026.844)   168,297.412
TimesSquare VP S&P 500 Index Fund........................   21,282.493     (11,511.244)     9,771.249
Fidelity Equity-Income Portfolio.........................  104,527.902     (44,616.196)    59,911.706
Fidelity Overseas Portfolio..............................  111,579.850     (39,237.245)    72,342.605
Fidelity Asset Manager Portfolio.........................   42,899.988     (20,186.944)    22,713.044
Fidelity Investment Grade Bond Portfolio.................   64,738.809     (34,468.047)    30,270.762

                                                                       DECEMBER 31, 2000
                                                          -------------------------------------------
                                                                                             NET
                                                             UNITS          UNITS          INCREASE
SUB-ACCOUNT                                                 ISSUED         REDEEMED       (DECREASE)
-----------                                               -----------    ------------    ------------
American Century Capital Appreciation Fund..............   81,260.403     (54,898.574)     26,361.829
TimesSquare VP Money Market Fund........................  546,944.631    (380,773.966)   (166,170.665)
TimesSquare VP S&P 500 Index Fund.......................   45,283.516     (50,364.917)     (5,081.401)
Fidelity Equity-Income Portfolio........................  211,268.392    (146,830.323)     64,438.069
Fidelity Overseas Portfolio.............................  323,341.315    (245,476.566)     77,864.749
Fidelity Asset Manager Portfolio........................  117,319.588     (71,595.844)     45,723.744
Fidelity Investment Grade Bond Portfolio................  139,333.993     (99,292.193)     40,041.800

                                                             THE PERIOD NOVEMBER 15, 1999 (DATE OF INCEPTION)
                                                                           TO DECEMBER 31, 1999
                                                            --------------------------------------------------
                                                                                                     NET
                                                                UNITS             UNITS            INCREASE
SUB-ACCOUNT                                                     ISSUED           REDEEMED         (DECREASE)
-----------                                                 --------------    --------------    --------------
American Century Capital Appreciation Fund................    51,707.406        (6,235.633)       45,471.773
TimesSquare VP Money Market Fund..........................   218,234.347       (23,031.422)      195,202.925
TimesSquare VP S&P 500 Index Fund.........................    24,238.552          (196.704)       24,041.848
Fidelity Equity-Income Portfolio..........................    78,769.180       (13,406.489)       65,362.691
Fidelity Overseas Portfolio...............................   112,538.383       (15,462.505)       97,075.878
Fidelity Asset Manager Portfolio..........................    47,359.955        (6,530.651)       40,829.304
Fidelity Investment Grade Bond Portfolio..................    39,497.370        (4,828.651)       34,668.719

9. FINANCIAL HIGHLIGHTS

     A summary of Financial Highlights for Separate Account A for the year ended December 31, 2001, follows. Footnotes within the Financial Highlights represent the following:

  * These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude mortality and expense risk charges that result in direct reductions in the unit values. The recognition of investment income by the sub-accounts is affected by the timing of the dividends by the underlying fund in which the sub-accounts invest.

 ** These ratios represent the annualized contract expenses, consisting exclusively of mortality and expense risk charges, for the year ended December 31, 2001. The ratios include only those expenses that result in a direct reduction to unit values. Charges, such as policy issuance fees, premium loads and transaction fees, made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                   AMERICAN CENTURY CAPITAL APPRECIATION FUND
                               DECEMBER 31, 2001
                              FINANCIAL HIGHLIGHTS

PER UNIT OPERATING PERFORMANCE
(For a unit of capital stock outstanding throughout the
  period):
Accumulation unit value, beginning of period................    $13.27
                                                                ------
Income from investment operations:
  Net investment income.....................................     (0.05)
  Net realized and unrealized gain (loss) on investment
     transactions...........................................     (3.72)
                                                                ------
Total from investment operations............................     (3.77)
                                                                ------
Accumulation unit value, end of period......................    $ 9.50
                                                                ======
Total Return***:............................................    -28.41%
Supplemental Data:
Net assets, end of period (000).............................    $  969
Ratio to average net assets:
  Expenses**................................................      0.46%
  Net investment income*....................................      0.00%

            CIGNA VARIABLE PRODUCTS TIMESSQUARE VP MONEY MARKET FUND
                               DECEMBER 31, 2001
                              FINANCIAL HIGHLIGHTS

PER UNIT OPERATING PERFORMANCE
(For a unit of capital stock outstanding throughout the
  period):
Accumulation unit value, beginning of period................    $10.62
                                                                ------
Income from investment operations:
  Net investment income.....................................      0.33
  Net realized and unrealized gain (loss) on investment
     transactions...........................................      0.02
                                                                ------
Total from investment operations............................      0.35
                                                                ------
Accumulation unit value, end of period......................    $10.97
                                                                ======
Total Return***:............................................      3.30%
Supplemental Data:
Net assets, end of period (000).............................    $  315
Ratio to average net assets:
  Expenses**................................................      0.45%
  Net investment income*....................................      3.53%

           CIGNA VARIABLE PRODUCTS TIMESSQUARE VP S&P 500 INDEX FUND
                               DECEMBER 31, 2001
                              FINANCIAL HIGHLIGHTS

PER UNIT OPERATING PERFORMANCE
(For a unit of capital stock outstanding throughout the
  period):
Accumulation unit value, beginning of period................    $  9.51
                                                                -------
Income from investment operations:
  Net investment income.....................................       0.08
  Net realized and unrealized gain (loss) on investment
     transactions...........................................      (1.28)
                                                                -------
Total from investment operations............................      (1.20)
                                                                -------
Accumulation unit value, end of period......................    $  8.31
                                                                =======
Total Return***:............................................     -12.62%
Supplemental Data:
Net assets, end of period (000).............................    $ 4,404
Ratio to average net assets:
  Expenses**................................................       0.45%
  Net investment income*....................................       1.40%

                        FIDELITY EQUITY-INCOME PORTFOLIO
                               DECEMBER 31, 2001
                              FINANCIAL HIGHLIGHTS

PER UNIT OPERATING PERFORMANCE
(For a unit of capital stock outstanding throughout the
  period):
Accumulation unit value, beginning of period................    $10.65
                                                                ------
Income from investment operations:
  Net investment income.....................................      0.10
  Net realized and unrealized gain (loss) on investment
     transactions...........................................     (0.68)
                                                                ------
Total from investment operations............................     (0.58)
                                                                ------
Accumulation unit value, end of period......................    $10.07
                                                                ======
Total Return***:............................................     -5.45%
Supplemental Data:
Net assets, end of period (000).............................    $2,491
Ratio to average net assets:
  Expenses**................................................      0.45%
  Net investment income*....................................      1.48%

                          FIDELITY OVERSEAS PORTFOLIO
                               DECEMBER 31, 2001
                              FINANCIAL HIGHLIGHTS

PER UNIT OPERATING PERFORMANCE
(For a unit of capital stock outstanding throughout the
period):
Accumulation unit value, beginning of period................    $   9.23
                                                                --------
Income from investment operations:
  Net investment income.....................................        0.34
  Net realized and unrealized gain (loss) on investment
     transactions...........................................       (2.33)
                                                                --------
Total from investment operations............................       (1.99)
                                                                --------
Accumulation unit value, end of period......................    $   7.24
                                                                ========
Total Return***:............................................     -21.56%
Supplemental Data:
Net assets, end of period(000)..............................    $    760
Ratio to average net assets:
  Expenses**................................................       0.45%
  Net investment income*....................................       4.68%

                        FIDELITY ASSET MANAGER PORTFOLIO
                               DECEMBER 31, 2001
                              FINANCIAL HIGHLIGHTS

PER UNIT OPERATING PERFORMANCE
(For a unit of capital stock outstanding throughout the
period):
Accumulation unit value, beginning of period................    $  9.18
                                                                -------
Income from investment operations:
  Net investment income.....................................       0.17
  Net realized and unrealized gain (loss) on investment
     transactions...........................................      (0.89)
                                                                -------
Total from investment operations............................      (0.72)
                                                                -------
Accumulation unit value, end of period......................    $  8.46
                                                                =======
Total Return*** :...........................................     -7.84%
Supplemental Data:
Net assets, end of period(000)..............................    $ 1,605
Ratio to average net assets:
  Expenses**................................................      0.45%
  Net investment income*....................................      2.50%

                    FIDELITY INVESTMENT GRADE BOND PORTFOLIO
                               DECEMBER 31, 2001
                              FINANCIAL HIGHLIGHTS

PER UNIT OPERATING PERFORMANCE
(For a unit of capital stock outstanding throughout the
period):
Accumulation unit value, beginning of period................    $ 10.94
                                                                -------
Income from investment operations:
  Net investment income.....................................       0.49
  Net realized and unrealized gain (loss) on investment
     transactions...........................................       0.38
                                                                -------
Total from investment operations............................       0.87
                                                                -------
Accumulation unit value, end of period......................    $ 11.81
                                                                =======
Total Return***:............................................      7.95%
Supplemental Data:
Net assets, end of period(000)..............................    $ 1,291
Ratio to average net assets:
  Expenses**................................................      0.45%
  Net investment income*....................................      4.68%

Exhibit Index

EX-99.C6        Opinion Council
                Actuarial Consent
                Consent of Council
                Power of Attorney
                Consent of Independent Accountants

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, CG Variable Life Insurance Separate Account A, has duly caused this amendment to a registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Philadelphia and Commonwealth of Pennsylvania, on the 26th day of April, 2002.

                                        CG VARIABLE LIFE INSURANCE
                                        SEPARATE ACCOUNT A
                                        (Registrant)

                                        CONNECTICUT GENERAL LIFE
                                        INSURANCE COMPANY
                                        (Depositor)


                                        By: (X) Michael A. James


Attest:  (X) Walter E. Heindl


Pursuant to the requirements of the Securities Act of 1933, this amendment to a registration statement has been signed below by the following persons in the capacities and on the date indicated.


April 26, 2002                          (X) William M. Pastore*
                                        William M. Pastore, Director,
                                        Chairman and President (Principal
                                        Executive Officer)

April 26, 2002                          (X) Marc L. Preminger*
                                        Marc L. Preminger
                                        Director and Senior Vice President
                                        (Chief Financial Officer)

April 26, 2002                          (X) Susan L. Cooper*
                                        Susan L. Cooper
                                        Corporate Secretary

April 26, 2002                          (X) Terrence J. Dillon*
                                        Terrence J. Dillon
                                        Secretary

April 26, 2002                          (X) Michael J. Stephan*
                                        Michael J. Stephan
                                        Vice President (Principal
                                        Accounting Officer)

April 26, 2002                          (X) David Porcello*
                                        David Porcello
                                        Vice President and Treasurer

April 26, 2002                          (X) James Yablecki*
                                        James Yablecki
                                        Assistant Vice President and
                                        Actuary (Principal Financial Officer)

April 26, 2002                          (X) Carol M. Olsen*
                                        Carol M. Olsen
                                        Director and Senior Vice President

April 26, 2002                          (X) Richard H. Forde*
                                        Richard H. Forde
                                        Director and Senior Vice President

April 26, 2002                          (X) Patricia L. Rowland*
                                        Patricia L. Rowland
                                        Director and Senior Vice President

April 26, 2002                          (X) W. Allen Schaffer, M.D.*
                                        W. Allen Schaffer, M.D.
                                        Director and Senior Vice President

April 26, 2002                          (X) John Cannon III*
                                        John Cannon III
                                        Director, Senior Vice President and
                                        Chief Counsel

April 26, 2002                          (X) Harold W. Albert*
                                        Harold W. Albert
                                        Director

April 26, 2002                          (X) Jean H. Walker*
                                        Jean H. Walker
                                        Director and Senior Vice President

April 26, 2002                          (X) Heyward R. Donigan*
                                        Heyward R. Donigan
                                        Director and Senior Vice President

April 26, 2002                          (X) Farhan Sharaff*
                                        Farhan Sharaff
                                        Director and Senior Vice President



*By: (X) Walter E. Heindl
     Walter E. Heindl
     Attorney In Fact